UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Trust, Inc.

Address of Registrant: One Madison Avenue

New York, NY 10010

Name and address of agent for service: John E. Denneen, Esq.
One Madison Avenue
New York, NY 10010

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2024

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2025 Semiannual

Review and Report to Stockholders

June 30, 2025

Royce Global Trust

Royce Micro-Cap Trust

Royce Small-Cap Trust

A Few Words on Closed-End Funds

Royce Investment Partners (“Royce”) manages three closed-end funds: Royce Global Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Small-Cap Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

● A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

● In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

● A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

● The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

● Royce Micro-Cap Trust and Royce Small-Cap Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 56 and 57. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 58 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Small-Cap Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Small-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2025 Semiannual Report to Stockholders

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Letter to Our Stockholders

THE FIRST HALF’S WEIRD AND WILD WEATHER

So far, 2025 has given us nearly every kind of investment weather, from the cold and rainy—that is, volatile and bearish—first quarter to the placid and pleasant days that constituted most of the second. To be sure, we suspect that many investors feel like at least a year’s worth of weather was somehow crammed into the first seven months of the year. We think it’s notable that the first half of 2025—which could be described as a Tale of Two Quarters—saw few (if any) of the elements that drove stock prices down in the first quarter removed or resolved in the second quarter. In other words, investors still face a long list of uncertainties and challenges, including ongoing war and violence in the Ukraine and Gaza, rapid shifts in tariff rates and implementation, stubborn (and possibly increasing) inflation, and an overall anxiety about the state of the economy, whether thinking globally or locally.

Unfortunately for small-cap investors and dedicated asset class devotees like us, however, the combination of 2Q25’s welcome rebound and concurrent lower volatility did not shift market leadership. In part because of the first quarter’s steep declines, which hit small-caps harder than their bigger siblings, year-to-date results for the period ended 6/30/25 were not positive across the board. Small- and micro-cap stocks remained underwater through the end of June, with the Russell 2000 falling -1.8% while the Russell Microcap lost -1.1%. The large-cap Russell 1000 Index, however, gained 6.1%, and the Russell Top 50 Index rose 5.2% for the year-to-date period ended 6/30/25. July was a positive month for small- and large-caps alike, though it was not strong enough to pull the small- and micro-cap indexes into the black on a year-to-date basis. As frustrating as the last several years have been for small-cap investors, the long cycle of mega- and large-cap leadership kept its streak alive through the end of July. We delve into why we believe this leadership cycle can shift below.

Bigger Stayed Better in the Year’s First Half

Russell Index Returns YTD through 6/30/25

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

WHAT’S WORKING IN SMALL-CAP

As volatility began to ebb following the small-cap bottom on 4/8/25, the Russell 2000 advanced 24.0% from that date through the end of June. And although both small-cap style indexes had impressive, double-digit returns, small-cap growth led during the upswing, with the Russell 2000 Growth Index climbing 27.7% while the Russell 2000 Value Index rose 20.2%. In addition to growth doing better than value within small-cap, the highest returns in both the second quarter and off the small-cap low on 4/8/25 came from stocks with no dividends, no earnings, and low or no ROIC (returns on invested capital—a profitability and capital allocation metric we use to gauge quality).

This kind of high-growth, low-quality rally is consistent with previous small-cap rebounds following corrections. (And small-caps experienced a genuine bear market—that is, a decline of -20% or more from a previous peak—from the Russell 2000’s peak on 11/25/24 through 4/8/25, when the index fell -27.5%.) If the past is prologue, however, higher quality small-cap stocks, as well as those with dividends, should begin to outpace those of lower quality, assuming that the current rally continues—the last week of July notwithstanding.

We broke down the Russell 2000 into quintiles of return on equity (ROE), another quality metric that measures a company’s financial performance. It’s calculated by dividing net income by shareholders’ equity. Higher ROE generally means that a company’s management has allocated capital effectively. As the chart shows, higher ROE small-caps begin to outperform the longer a bullish run was extended, perhaps the result of investors seeking more profitable companies once they felt greater confidence in the upswing’s longevity.

Some of the highest returns for the first six months of 2025 came from non-U.S. equities and were especially good for small-caps. The MSCI ACWI ex-USA Small Cap Index rose 17.7% for the first half of 2025 while its large-cap counterpart was up 17.1%. Year-to-date through the end of July, small-caps built their advantage—the MSCI ACWI ex-USA Small Cap advanced 17.9% while its large-cap counterpart gained 16.8% for the same period. So, while many investors have taken flight away from U.S. issuers amid concerns about our economy and near-term corporate profit prospects, we think it should be noted that the U.S. economy has, like the capital markets, shown remarkable resilience during some highly challenging days so far in 2025. Moreover, non-U.S. stocks have just begun to reverse a long period of underperformance versus domestic equities, which gave many international companies attractively low valuations at the end of 2024.

VOLATILITY IS AN ALLY

Between the beginning of 2025 and the end of July, an interesting dynamic was at work, which we might characterize as the rise and fall of volatility. Stocks were highly volatile in both the run up to and immediate aftermath of ‘Liberation Day’ on April 2nd, with most share prices cratering before beginning to recover more steadily in May. There was heightened volatility not just from the VIX—the CBOE S&P 500 Volatility Index, often referred to as the ‘fear gauge’—but

Low-Quality Has Led Early While High-Quality Has Led in the Second Year of Small-Cap Rebounds

Average Russell 2000 ROE Quintile Performance Over the Last 25 Years, Including the Past Six Drawdown Periods and Past Five Recoveries1 as of 6/30/25

1 There is one less period for the recoveries as the most recent cycle had not reached a new peak as of 6/30/25.

Past performance is no guarantee of future results. Source: FactSet.

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LETTER TO OUR STOCKHOLDERS

also when tracking the number of trading days when the small-cap Russell 2000 Index moved up or down at least 1%. During April of 2025, 62% of trading days (13 out of 21) had such moves; in May there were only 33.3% of such days (7 out of 21). The average for the first six months of 2025 was 46%—while going back to 2000, the annual average was 42% of trading days. So far this year, then, small-caps have shown either higher-than-usual volatility or were comparatively calm. In essence, the story of the first half was that stocks of all sizes were volatile—until they weren’t.

Yet regardless of market cap, style, or geography, we expect stock prices to remain volatile for the rest of the year, if for no other reason than that the market hates few things more than uncertainty—and ‘uncertainty’ certainly appears to be the watchword for the next several months. For all the pro-growth policies and relaxed regulations that are being proposed or have already been implemented, President Trump’s second term has already created a lot of economic anxiety, most of it centered on tariffs. Going back to November, we knew that there would be Republicans in control of both Houses of Congress and the White House—which signaled stability to the capital markets. This has nothing to do with ideology; it is about giving investors a reasonably good idea of what the policy backdrop will look like going forward.

Many investors felt confident that any tariffs would be used as a negotiating tactic. But they have so far ended up being higher and deployed much more capriciously than anyone was expecting. This kind of uncertainty typically wreaks havoc on stock prices. At the same time, the impressive recovery for U.S. stocks suggests that investors have learned to expect the unexpected from the Trump Administration—which has so far also been a boon to valuation-conscious investors like us who see volatility as an opportunity. Our investment teams have been working diligently to take advantage of short-term moves in order to build positive long-term performance.

CERTAINLY UNCERTAIN

So, while we welcome volatility in the short run, we also acknowledge that attempting to chart a course for small-cap stocks, or any other asset, is even more challenging than usual. Recent GDP growth offers a useful example. The first quarter showed the U.S. economy contracting at an annualized rate of -0.5% while the second quarter number showed 3% annualized growth. This disjunct can be explained in part by slower consumer spending throughout the first half of 2025 as well as by the fevered pace of pre-tariff inventory stockpiling in the first quarter that was followed by a precipitous drop in imports in the second quarter. The upshot was a first-half average of 1.25% annualized GDP growth, a full percentage point lower than the pace set in 2024. The downward trend in consumer spending (to say nothing of the decline in consumer confidence) is especially worrisome since that spending accounts for two-thirds of GDP. The 1.4% advance in consumer spending for 2Q25 was an improvement from the underwhelming 0.5% figure that kicked off 2025—but it was also the most subdued pace in consecutive quarters since the Covid pandemic. Adding to the uncertainty about the days ahead was the slower pace of business investment in the second quarter.

Then there was the mixed bag of economic data that the Fed outlined when announcing in late July that interest rates would hold steady until at least September. In its statement on July 30th, the Fed said, “Although swings in net exports continue to affect the data, recent indicators suggest that growth of economic activity moderated in the first half of the year. The unemployment rate remains low, and labor market conditions remain solid. Inflation remains somewhat elevated.” In other words, we have no clear direction for where the economy is headed. (It’s also worth noting that two of the three remaining FOMC meetings—September’s and December’s—will also have the central bank’s Summary of Economic Projections.)

At the risk of understatement, much remains unsettled around tariffs. Preliminary arrangements have been worked out with Japan, the European Union, and other nations, though the possibility of higher tariffs persists (as of this writing) for China and Mexico—two of the U.S.’s most important trading partners. On July 31st, the president unveiled sweeping tariffs on several countries, including a hefty (and unreasonable in our view) 35% tariff on Canadian imports while he threatened India with 25% tariffs for purchasing energy and weapons from Russia. There were also contradictory reports around what would and would not be subject to tariffs on imports from the EU in addition to unresolved questions around that region’s purchases of U.S. energy, steel, and aluminum. Needless to say, uncertainty sums up much that is happening on the economic policy front so far this year. Yet resilience has been equally important. For us as active small-cap specialists, the first half ‘s most welcomed news has been the generally positive slate of earnings across the market so far.

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LETTER TO OUR STOCKHOLDERS

FOUR CHARTS OUTLINE AN OPTIMISTIC SMALL-CAP FORECAST

Most importantly, we remain confident about the long-term prospects for our chosen asset class. When looking ahead, there’s always far more that we don’t know than we do. Even the best-informed and data-driven observations involve some guesswork. We always think that history offers a useful guide, while also being mindful that each historical period comes with its own context; similar conditions may yield markedly different results. And as we’ve detailed, our current situation has more than its share of sizable unknowns. Along with the ultimate arrangement and implementation of tariffs, we have an increasingly divided electorate and the prospect of shifting congressional control in 2026. The state of geopolitics remains fraught with dangers and risks.

Yet there are also bright spots: the effects of reshoring, reindustrializing, and infrastructure improvements have not yet reached their respective ends. And as we mentioned above, both the capital markets and economy proved remarkably resilient throughout the challenging first half of 2025.

Against this backdrop, there is also what we do know—and small-cap stocks are what we know best. At the end of June, the Russell 2000 remained much less expensive than the Russell 1000. Based on our preferred index valuation metric, EV/EBIT or enterprise value over earnings before interest and taxes, small-caps stayed close to a 25-year low relative to large-cap stocks.

We think that small-cap’s much more attractive valuations become even more compelling when combined with the promising earnings outlook vis-à-vis large-caps, as seen in the two charts below.

Small-Cap’s Estimated Earnings Growth is Expected to Be Higher Than Large-Cap’s in 2025

One-Year EPS Growth

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean one-year EPS growth rate estimates by brokerage analysts. Estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded. Source: FactSet.

Relative Valuations for Small-Caps vs. Large-Caps Are Near Their Lowest in 25 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies), 6/30/00-6/30/25

1Enterprise Value/Earnings Before Interest and Taxes

Source: FactSet

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LETTER TO OUR STOCKHOLDERS

Average Expected Earnings Growth for 2025-2026

Index Aggregate Estimated Two-Year EPS Growth

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean one-year EPS growth rate estimates by brokerage analysts. Estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded. Source: FactSet.

Moreover, many small-cap stocks appear to be emerging from a two-year earnings recession, which should help boost performance for an asset class that’s lagged large-cap for several years and currently faces low expectations. And previous low expectations and relatively underwhelming returns have often been opportune times to increase allocations. Historically, sitting on the sidelines during corrections or the early stage of rallies has carried a high cost. We therefore welcome a market environment, however challenging (and even confusing at times thanks to the uncertainty around tariffs) that presents compelling purchase opportunities to our investment teams.

These highly promising long-term opportunities tend to proliferate when markets are struggling and/or experiencing elevated volatility. As we move further into the year, we remain highly constructive on the potential for small-cap leadership and for our active approaches to building portfolios. Amid the difficulties of volatile markets and periods of economic uncertainty, we think it’s crucial to remind investors of the opportunity to build their small-cap allocation at attractively low prices. History shows the rewards that have accrued to investors who had the necessary patience and discipline to stay invested during periods of sluggish or negative performance. We continue to see the currently unsettled period as an opportune time to invest in select small-caps for the long run.

Missing the Rally’s Earliest Stage Has Proven Costly

Average 12 Month Returns for the Russell 2000 During a Recovery Depending on Various Entry Points, 10/5/79-6/30/25

Past performance is no guarantee of future results.

Sincerely,

Christopher D. Clark	Francis D. Gannon
Chief Executive Officer, and	Co-Chief Investment Officer

Co-Chief Investment Officer

August 5, 2025

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Performance

NAV Average Annual Total Returns

As of June 30, 2025 (%)

	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Trust	13.39	18.38	14.71	9.95	8.16	N/A	N/A	N/A	N/A	7.10	10/17/13
Royce Micro-Cap Trust	0.33	8.64	13.24	13.38	9.25	11.47	8.75	9.79	10.52	10.58	12/14/93
Royce Small-Cap Trust	2.57	10.37	13.54	12.18	9.46	10.92	8.40	9.11	10.00	10.31	11/26/86
INDEX
MSCI ACWI Small Cap Index	7.90	13.57	12.40	11.33	7.44	9.51	7.99	7.73	7.96	N/A	N/A
Russell Microcap Index	-1.10	13.40	8.61	9.30	6.03	9.72	6.55	7.08	N/A	N/A	N/A
Russell 2000 Index	-1.79	7.68	10.00	10.04	7.12	10.35	7.76	7.35	8.47	N/A	N/A
[1] Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as pandemics, acts of terrorism, or the armed conflicts in Europe and the Middle East, that may not be directly related to the issuer of a security held by a Fund. These conflicts, along with any banking industry instability, could adversely affect global market, financial, and economic conditions, as well as individual companies, in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global, Micro-Cap, and Small-Cap Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of the Finanancial Industry Regulatory Authority (“FINRA”) and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Trust (RGT)

Steven McBoyle

FUND PERFORMANCE

For the year-to-date period ended 6/30/25, Royce Global Trust advanced 13.4% on a (NAV) basis and 12.2% based on its market price versus a gain of 7.9% for its benchmark, the MSCI ACWI Small Cap Index. The Fund also beat its benchmark on both an NAV and market price basis for the 3- and 10-year periods ended 6/30/25. In addition, the Fund outpaced the MSCI ACWI Small Cap on an NAV basis for the 1-year period ended 6/30/25 while trailing the benchmark on an NAV and market price basis for the 5-year period.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors contributed to year-to-date performance, led by Financials (by an impressive margin), Industrials, and Materials. Energy was the only detractor while the smallest positive contributions came from Real Estate and Health Care. At the industry level, two areas in Financials, capital markets and insurance, made the biggest positive contributions, followed by metals & mining (Materials). The leading detractors were chemicals (Materials), oil, gas & consumable fuels (Energy), and media (Communication Services).

The Fund’s top contributor at the position level in the first half of 2025 was Tel Aviv Stock Exchange, Israel’s only public equity and debt exchange operator, which benefits from a high-margin, infrastructure-light platform model. The stock outperformed as equity trading volumes surged amid increased foreign investor participation and improved local sentiment following easing geopolitical tensions. The company also benefited from higher listing activity and new product launches, including ESG-linked instruments and expanded derivatives offerings. Management’s disciplined capital return strategy, including raising dividends and opportunistic buybacks, has also resonated with investors seeking quality compounders in emerging markets. Headquartered in Canada, Sprott is a global alternative asset manager specializing in precious metals and real assets. Its shares advanced in the first half of 2025 as gold prices broke out to record highs amid elevated geopolitical risk, central bank buying, and a weaker U.S. dollar. Sprott’s suite of physical bullion trusts and energy transition ETFs saw substantial inflows, driving strong growth in assets under management and recurring fee revenue.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/25 (%)[1]		Year-to-Date Through 6/30/25 (%)[2]
Tel Aviv Stock Exchange	1.86	FTAI Aviation	-0.99
Sprott	1.66	Innospec	-0.42
Protector Forsikring	1.65	Transcat	-0.39
Alamos Gold Cl. A	1.11	Viper Energy Cl. A	-0.32
Phoenix Financial	0.93	Cellebrite DI	-0.31
[1] Includes dividends		[2] Net of dividends

The portfolio’s biggest detractor in the year-to-date period was U.S. headquartered FTAI Aviation, which provides aftermarket engine materials, inventory, and services for commercial and military aircraft. Despite the long-term structural demand for used engine components, its stock declined in the first half of 2025 as FTAI faced a combination of margin pressure and uneven material flow-through. Softer-than-expected teardown volumes and delays in parts monetization weighed on inventory turns and near-term earnings visibility. Uncertain about its long-term prospects, we sold the last of our stake in the Fund in May. Also based in the U.S., Innospec is a global specialty chemicals company serving a broad range of end markets, including fuel additives, oilfield services, and personal care. Innospec operates with an attractive asset-light model and generates strong free cash flow supported by recurring, formulary-driven sales and long-term customer relationships. Its stock underperformed in the first half of 2025 primarily due to softer-than-expected results in its Performance Chemicals and Oilfield Services segments. We remain confident in management’s ability to navigate cyclical pressures and believe Innospec is well positioned to benefit from an eventual recovery in end-market demand. We added to our stake in 1Q25.

The Fund’s advantage versus the MSCI ACWI Small Cap was primarily due to stock selection in 2025’s first half, though sector allocation was also additive. At the sector level, stock selection and, to a lesser degree, a much larger weighting in Financials helped relative results most, followed by stock selection and a much lower exposure to Consumer Discretionary and lower exposure in Health Care (with an assist from stock selection). Conversely, stock selection in Industrials and Materials, as well as lack of exposure to Utilities, hurt relative performance most.

CURRENT POSITIONING AND OUTLOOK

At the end of June, the Fund’s biggest sector weights were Financials, Industrials, and Information Technology, with the first two overweighted versus the MSCI ACWI Small Cap. Our long-term outlook remains constructive, though admittedly the near-term forecast for equities remains murky. There are worrisome signs in the U.S., with tariffs, inflation, and falling consumer confidence all legitimate concerns. If we do endure a recession, or even a period of stagflation, we will continue to hunt for attractive stock prices in companies that also have some combination of low debt, robust cash flows, established earnings histories, strong long-term growth prospects, and proven management. We think it’s also important to remember that difficult economic and/or market phases are finite. Those who stand to profit most when a recovery arrives are almost always those investors who stayed the course during stormy weather. In the event that these concerns prove to be overheated, and the global economy continues to grow, we see high potential for a sustained period of small-cap leadership. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

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PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/25

	JAN-JUN 2025[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	13.39	18.38	14.71	9.95	8.16	7.10

1 Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 6/30/25 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	12.9%	48.6%	117.8%	N/A	N/A	105.5%

¹ Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

² Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 10/17/13 as of 6/30/25 ($)

Top 10 Positions

% of Net Assets

Tel Aviv Stock Exchange	3.9
Sprott	3.4
Protector Forsikring	3.0
Alamos Gold Cl. A	2.7
SEI Investments	2.7
APi Group	2.3
TMX Group	2.2
Stadio Holdings	2.0
Karnov Group	1.8
OEM International Cl. B	1.7

Portfolio Sector Breakdown

% of Net Assets

Financials	29.3
Industrials	27.8
Information Technology	11.9
Materials	10.5
Health Care	4.1
Communication Services	3.7
Consumer Discretionary	3.4
Real Estate	1.9
Energy	1.4
Consumer Staples	1.1
Cash and Cash Equivalents	4.9

Calendar Year Total Returns (%)

YEAR	RGT
2024	11.8
2023	16.1
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown 1,2

% of Net Assets

United States	32.8
Canada	20.3
Israel	7.8
United Kingdom	7.4
Sweden	5.7
South Africa	3.0
Norway	3.0

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$93 million
Number of Holdings	113
Turnover Rate	8%
Net Asset Value	$14.23
Market Price	$12.03
Average Market Capitalization[1]	$2,921 million
Weighted Average P/E Ratio[2,3]	25.5x
Weighted Average P/B Ratio[2]	2.9x
Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/25).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Semiannual Report to Stockholders | 9

Royce Global Trust

Schedule of Investments
Common Stocks - 95.1%

	SHARES	VALUE

AUSTRALIA — 2.6%
Cochlear	4,000	$790,886
IPH	164,568	496,062
Technology One	40,400	1,090,426
Total (Cost $937,162)		2,377,374

BERMUDA — 0.9%
Bank of N.T. Butterfield & Son	18,500	819,180
Total (Cost $644,130)		819,180

BRAZIL — 1.2%
Odontoprev	171,600	370,166
TOTVS	97,885	760,473
Total (Cost $750,794)		1,130,639

CANADA — 20.3%
Alamos Gold Cl. A	94,100	2,502,884
Altus Group	22,470	869,428
AutoCanada [1]	45,840	737,883
Canaccord Genuity Group	97,143	739,050
†Colliers International Group	6,945	906,600
Computer Modelling Group	104,901	555,415
Descartes Systems Group (The) [1]	8,424	856,257
IMAX Corporation [1]	44,171	1,235,021
Major Drilling Group International [1]	194,300	1,264,181
Onex Corporation	17,813	1,466,376
Pan American Silver	12,700	360,680
Pason Systems	71,300	642,970
Sprott	45,635	3,154,487
Stella-Jones	22,404	1,291,346
TELUS Corporation	16,311	261,958
TMX Group	47,600	2,017,604
Total (Cost $11,130,795)		18,862,140

FRANCE — 0.5%
Ayvens	39,000	434,134
Total (Cost $345,465)		434,134

GERMANY — 0.2%
Carl Zeiss Meditec	3,400	228,287
Total (Cost $306,110)		228,287

GREECE — 1.1%
Sarantis	64,500	1,002,907
Total (Cost $554,222)		1,002,907

ICELAND — 0.3%
Embla Medical [1]	51,000	269,745
Total (Cost $321,244)		269,745

INDIA — 2.1%
AIA Engineering	28,440	1,097,673
BSE	21,696	701,781
Dish TV India [1]	3,017,686	176,993
Total (Cost $1,407,224)		1,976,447

INDONESIA — 0.1%
Aspirasi Hidup Indonesia	2,000,000	61,102
Total (Cost $84,858)		61,102

IRELAND — 0.1%
Avadel Pharmaceuticals [1]	7,460	66,021
Total (Cost $124,257)		66,021

ISRAEL — 7.8%
Cellebrite DI [1]	29,893	478,288
Global-e Online [1]	5,200	174,408
Nova [1]	5,700	1,568,640
Phoenix Financial	48,500	1,403,178
Tel Aviv Stock Exchange	189,000	3,652,852
Total (Cost $1,701,441)		7,277,366

ITALY — 0.7%
Carel Industries	25,000	665,542
Total (Cost $302,085)		665,542

JAPAN — 1.9%
As One	11,200	193,738
Fukui Computer Holdings	10,800	223,642
NSD	12,200	302,448
†Riken Keiki	4,600	96,628
TechnoPro Holdings	7,200	210,343
TKC Corporation	25,500	747,266
Total (Cost $1,200,615)		1,774,065

NETHERLANDS — 0.8%
IMCD	5,500	738,899
Total (Cost $387,492)		738,899

NEW ZEALAND — 0.4%
Fisher & Paykel Healthcare	17,000	373,563
Total (Cost $101,973)		373,563

NORWAY — 3.0%
Protector Forsikring	64,500	2,745,253
Total (Cost $480,437)		2,745,253

PANAMA — 0.6%
Banco Latinoamericano de Comercio
Exterior Cl. E	13,716	552,755
Total (Cost $379,574)		552,755

SINGAPORE — 0.0%
Midas Holdings [1,2]	400,000	0
Total (Cost $50,439)		0

SOUTH AFRICA — 3.0%
CA Sales Holdings	147,597	142,980
Curro Holdings	258,594	131,607
PSG Financial Services	550,976	688,730
Stadio Holdings	3,686,928	1,822,248
Total (Cost $1,125,199)		2,785,565

SWEDEN — 5.7%
Biotage	27,000	408,386
Bravida Holding	68,900	692,940
CDON [1]	25,000	131,594
Karnov Group [1]	145,381	1,650,363
Mycronic	4,650	99,184
OEM International Cl. B	107,000	1,576,573
Teqnion [1]	47,800	762,909
Total (Cost $3,570,973)		5,321,949

SWITZERLAND — 1.6%
Kardex Holding	2,400	834,835
VZ Holding	2,900	634,495
Total (Cost $381,973)		1,469,330

10 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2025 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED KINGDOM — 7.4%
†Auto Trader Group	7,000	$79,213
Diploma	8,200	550,180
DiscoverIE Group	71,204	637,253
FDM Group Holdings	46,800	137,152
Genuit Group	54,600	294,915
Halma	25,543	1,121,971
†Intermediate Capital Group	3,300	87,334
Judges Scientific	7,600	926,374
Keystone Law Group	95,940	800,687
Marlowe [1]	112,600	684,702
Mortgage Advice Bureau Holdings	36,100	436,063
Optima Health [1]	112,600	319,940
Restore	79,840	292,612
SThree	146,600	492,008
Total (Cost $5,335,458)		6,860,404

UNITED STATES — 32.8%
ACV Auctions Cl. A [1]	5,900	95,698
Air Lease Cl. A	7,313	427,737
APi Group [1]	42,433	2,166,205
Arcosa	12,660	1,097,749
Artisan Partners Asset Management Cl. A	26,500	1,174,745
Atmus Filtration Technologies	15,670	570,701
Blue Owl Capital Cl. A	24,876	477,868
CBIZ [1]	8,353	598,994
Element Solutions	36,400	824,460
Enovis Corporation [1]	18,433	578,059
Enpro [3]	2,635	504,734
ESAB Corporation	12,960	1,562,328
EVI Industries	58,563	1,278,430
FormFactor [1]	11,338	390,141
GCM Grosvenor Cl. A	101,682	1,175,444
Griffon Corporation	11,250	814,162
Hagerty Cl. A [1]	39,300	397,323
Innospec	14,818	1,246,046
Kadant	968	307,292
KBR	16,416	786,983
Lindsay Corporation [3]	3,547	511,655
Littelfuse	4,150	940,929
MKS	7,067	702,177
Morningstar	4,575	1,436,230
NewtekOne	22,650	255,492
nLIGHT [1]	12,800	251,904
Quaker Houghton	10,460	1,170,892
RB Global	10,100	1,072,519
Repligen Corporation [1]	1,286	159,953
Richardson Electronics	6,356	61,335
Royal Gold	6,320	1,123,949
SEI Investments	27,650	2,484,629
Teledyne Technologies [1]	1,340	686,495
Transcat [1]	9,605	825,646
†UFP Industries	2,200	218,592
Victory Capital Holdings Cl. A	10,470	666,625
Viper Energy Cl. A	16,069	612,711
Vontier Corporation	19,889	733,904
Total (Cost $21,313,782)		30,390,736

TOTAL COMMON STOCKS
(Cost $52,937,702)		88,183,403

INVESTMENTS AT VALUE
(Cost $52,937,702)		88,183,403

REPURCHASE AGREEMENT— 4.9%
Fixed Income Clearing Corporation, 3.75% dated 6/30/25, due 7/1/25, maturity value $4,609,882 (collateralized by obligations of U.S. Government Agencies, 4.625% due 2/15/35, valued at $4,701,711)
(Cost $4,609,402)		4,609,402

TOTAL INVESTMENTS — 100.0%
(Cost $57,547,104)		92,792,805

LIABILITIES LESS CASH AND OTHER ASSETS — (0.0)%		(39,009)

NET ASSETS — 100.0%		$92,753,796

†	New additions in 2025.
[1]	Non-income producing.

[2]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2025. Total market value of pledged securities as of June 30, 2025, was $615,578.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $57,547,313. As of June 30, 2025, net unrealized appreciation for all securities was $35,245,492 consisting of aggregate gross unrealized appreciation of $37,832,741 and aggregate gross unrealized depreciation of $2,587,249. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 11

Royce Global Trust	June 30, 2025 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$88,183,403
Repurchase agreements (at cost and value)	4,609,402
Foreign currency (cost $10,875)	10,921
Receivable for dividends and interest	180,148
Receivable for insurance reimbursement	36,850
Prepaid expenses and other assets	14,705
Total Assets	93,035,429
LIABILITIES:
Payable for investment advisory fee	73,740
Payable for directors’ fees	6,959
Accrued legal expense	36,850
Accrued other expenses	66,762
Deferred capital gains tax	97,322
Total Liabilities	281,633
Commitments and Contingent Liabilities[1]
Net Assets	$92,753,796
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,519,010 shares outstanding (150,000,000 shares authorized)	$57,834,408
Total distributable earnings (loss)	34,919,388
Net Assets (net asset value per share - $14.23)	$92,753,796
Investments at identified cost	$52,937,702

1 See Notes to Financial Statements.

12 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$863,556
Foreign withholding tax	(76,987)
Interest	54,234
Total income	840,803
EXPENSES:
Investment advisory fees	413,443
Legal expense[1]	99,537
Insurance reimbursement of legal expense[1]	(99,537)
Custody and transfer agent fees	37,844
Stockholder reports	29,201
Professional fees	29,027
Administrative and office facilities	26,856
Directors’ fees	12,753
Interest expense	5,223
Other expenses	14,263
Total expenses	568,610
Net investment income (loss)	272,193
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	3,708,353
Foreign currency transactions	10,952
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	6,982,635
Other assets and liabilities denominated in foreign currency	(20,233)
Net realized and unrealized gain (loss) on investments and foreign currency	10,681,707
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$10,953,900

[1]	For the six months ended June 30, 2025, the Fund incurred $99,537 in legal fees and expenses in connection with an action filed on June 29, 2023 against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 13

Royce Global Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/25 (UNAUDITED)	YEAR ENDED 12/31/24
INVESTMENT OPERATIONS:
Net investment income (loss)	$272,193	$121,233
Net realized gain (loss) on investments and foreign currency	3,719,305	368,121
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,962,402	8,038,579
Net increase (decrease) in net assets from investment operations	10,953,900	8,527,933
DISTRIBUTIONS:
Total distributable earnings	-	(2,989,773)
Total distributions	-	(2,989,773)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	-	1,683,617
Total capital stock transactions	-	1,683,617
Net Increase (Decrease) In Net Assets	10,953,900	7,221,777
NET ASSETS:
Beginning of period	81,799,896	74,578,119
End of period	$92,753,796	$81,799,896

14 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$10,953,900
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(6,409,510)
Proceeds from sales and maturities of long-term investments	12,118,031
Net purchases, sales and maturities of short-term investments	(3,934,010)
Net (increase) decrease in dividends and interest receivable and other assets	(63,963)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	31,980
Net change in unrealized appreciation (depreciation) on investments	(6,982,635)
Net realized gain (loss) on investments	(3,708,353)
Net cash provided by operating activities	2,005,440
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of borrowings	(2,000,000)
Distributions	-
Net cash used for financing activities	(2,000,000)
INCREASE (DECREASE) IN CASH:	5,440
Cash and foreign currency at beginning of period	5,481
Cash and foreign currency at end of period	$10,921

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2025, the Fund paid $22,159 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 15

Royce Global Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/25
	(UNAUDITED)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net Asset Value, Beginning of Period	$12.55	$11.72	$10.25	$14.26	$14.95	$13.60
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.03	(0.05)[1,2]	0.09	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	1.32	1.69	(3.96)	2.19	2.63
Net increase (decrease) in net assets from investment operations	1.68	1.35	1.64	(3.87)	2.18	2.58
DISTRIBUTIONS:
Net investment income	–	(0.43)	–	(0.10)	(0.09)	–
Net realized gain on investments and foreign currency	–	(0.04)	(0.15)	(0.03)	(2.66)	(1.19)
Return of capital	–	–	–	(0.00)	–	–
Total distributions	–	(0.47)	(0.15)	(0.13)	(2.75)	(1.19)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.05)	(0.02)	(0.01)	(0.12)	(0.04)
Total capital stock transactions	–	(0.05)	(0.02)	(0.01)	(0.12)	(0.04)
Net Asset Value, End of Period	$14.23	$12.55	$11.72	$10.25	$14.26	$14.95
Market Value, End of Period	$12.03	$10.72	$9.75	$8.65	$13.12	$13.36
TOTAL RETURN:[3]
Net Asset Value	13.39%[4]	11.80%	16.15%	(27.04)%	16.34%	19.67%
Market Value	12.20%[4]	14.81%	14.50%	(33.08)%	19.77%	24.42%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.38%[5]	0.71%	1.52%[1]	0.54%	0.39%	0.34%
Total expenses (net)	1.38%[5]	1.71%	2.52%[1]	1.54%	1.39%	1.34%
Expenses excluding interest expense	1.36%[5]	1.40%	2.15%[1]	1.38%	1.33%	1.24%
Expenses prior to balance credits	1.38%[5]	1.71%	2.52%[1]	1.54%	1.39%	1.34%
Net investment income (loss)	0.66%[5]	0.15%	(0.45)%[1,2]	0.79%	(0.13)%	(0.15)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$92,754	$81,800	$74,578	$64,692	$89,394	$83,752
Portfolio Turnover Rate	8%	16%	14%	24%	52%	54%
REVOLVING CREDIT AGREEMENT:
Asset coverage		4190%	1964%	1717%	2335%	1147%
Asset coverage per $1,000		$41,900	$19,645	$17,173	$23,349	$11,469

[1]	Due to an action filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No.1:23-cv-05568 (S.D.N.Y.), the Fund accrued net $500,000 in legal fees and expenses which resulted in a decrease in net investment income (loss) per share of $0.08, a decrease in the ratio of net investment income (loss) to average net assets of 0.73% and an increase in the noted expense ratios to average net assets of 0.73%.

[2]	A special distribution in 2023 from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.17%.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized

[5]	Annualized

16 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of June 30, 2025, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 17% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

2025 Semiannual Report to Stockholders | 17

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;
●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$88,183,403	$ –	$0	$88,183,403
Repurchase Agreement	–	4,609,402	–	4,609,402

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

18 | 2025 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for gains in these securities. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the “Custodian”), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 157,790 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2024.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement.

2025 Semiannual Report to Stockholders | 19

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2025, the Fund had no outstanding borrowings under the credit agreement. The Fund and BNPPI may agree for the Fund to borrow again under the credit agreement, which borrowed amount may not exceed $15,000,000.

During the six months ended June 30, 2025, the Fund had an average daily loan balance of $187,845 at a weighted average borrowing cost of 5.53%. The maximum loan balance outstanding during the six months ended June 30, 2025, was $2,000,000. As of June 30, 2025, the aggregate value of rehypothecated securities was $0.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the six months ended June 30, 2025, the Fund expensed Royce investment advisory fees totaling $413,443.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $6,303,488, and $11,166,529, respectively.

Commitments/Contingencies:

On June 29, 2023, an action was filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) that sought rescission of the defendants’ election to opt into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). On January 4, 2024, the U.S. District Court for the Southern District of New York issued an opinion and order that, among other things, declared that the resolutions opting into the MCSAA violate a provision of the Investment Company Act of 1940 and ordered that those resolutions “be rescinded forthwith.” Following an appeal by the Fund and the other remaining defendants, the district court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit on June 26, 2024. On or about September 24, 2024, the Fund and certain defendants filed a petition with the U.S. Supreme Court for a writ of certiorari to review the judgment of the Second Circuit. On June 30, 2025, the U.S. Supreme Court granted certiorari, agreeing to resolve a circuit split over whether private parties have an implied right of action to enforce certain provisions of the Investment Company Act of 1940. The ultimate outcome of this action is unknown.

For the six months ended June 30, 2025, the Fund incurred $99,537 in legal fees and expenses in connection with this action. The Fund was reimbursed $62,687 and expects to be reimbursed the remaining $36,850 in 2025 under its insurance policy. The deductible amount for this action under the Fund’s insurance policy is $500,000 and was met by the Fund in 2023. Any additional amounts incurred for legal fees and expenses for this action are also expected to be reimbursed to the Fund by the insurer.

Segment Reporting:

The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Segment Reporting Disclosures (the “Update”). The Update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce, in its capacity as investment manager, functions as the Chief Operating Decision Maker (CODM) for the Fund for purposes of the Update, evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to

20 | 2025 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

Segment Reporting (continued):

assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure, other than as disclosed within.

2025 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Jim Stoefel, Andrew Palen

FUND PERFORMANCE

Royce Micro-Cap Trust gained 0.3% on an NAV basis and fell -1.0% on a market price basis versus a -1.8% decline for its benchmark, the Russell 2000 Index, for the year-to-date period ended 6/30/25. The Fund also outperformed its small-cap benchmark on both an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 20-, 25-, 30-year, and since inception (12/14/93) periods ended 6/30/25.

WHAT WORKED… AND WHAT DIDN’T

Positive contributions came from five of the Fund’s 11 equity sectors in 2025’s first half, with the biggest coming from Industrials, Materials, and Financials. The biggest detractions came from Health Care, Information Technology, and Energy. At the industry level, the top contributors were construction & engineering (Industrials), metals & mining (Materials), and capital markets (Financials) while the top detractors were life sciences tools & services (Health Care), semiconductors & semiconductor equipment (Information Technology) and financial services (Financials).

The Fund’s top contributor at the position level was nLIGHT, which builds high-power semiconductor and fiber laser systems for industrial metal processing and, increasingly, directed-energy weapons. Firstquarter revenue grew 16% year-over-year while Aerospace & Defense sales jumped more than 150%, reflecting rampups on the U.S. Army’s HELSI/DE MSHORAD programs and a growing pipeline of high-energy laser components. With few pureplay directed energy suppliers listed, investors are paying up for nLIGHT’s unique exposure to Pentagon laser budgets and AI driven industrial automation, driving multiple expansion on top of improving fundamentals. Headquartered in Canada, Sprott is a global alternative asset manager specializing in precious metals and real assets. Sprott’s shares advanced in the first half of 2025 as gold prices broke out to record highs amid elevated geopolitical risk, central bank buying, and a weaker U.S. dollar. The firm also benefited from robust performance in its private strategies, particularly in uranium and critical minerals lending. Management continues to scale its global distribution, with new mandates secured across Europe and Asia. With strong operating leverage, a clean balance sheet, and secular tailwinds behind the resource transition, we believe Sprott remains well positioned to compound earnings across commodity cycles.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/25 (%)[1]		Year-to-Date Through 6/30/25 (%)[2]

nLIGHT	0.89	Richardson Electronics	-0.66
Sprott	0.73	Open Lending	-0.58
Sandstorm Gold	0.62	Ichor Holdings	-0.50
FARO Technologies	0.62	Repay Holdings Cl. A	-0.50
Astronics Corporation	0.61	Powerfleet	-0.47
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor at the position level was Richardson Electronics, which designs and manufactures electronic components and engineered solutions. The stock underperformed amid trade tension-related volatility and customer project delays that drove a sequential decline in backlog. However, Richardson grew revenues and gross profit in the fiscal third quarter while continuing to build its customer pipeline. We see the company benefiting for years to come from reshoring, reindustrialization, and the buildout of the energy grid as it increasingly delivers higher margin engineered solutions. Open Lending is a leading provider of lending enablement and risk analytics to credit unions, regional banks, finance companies, and the captive finance companies of automotive manufacturers. With the company’s proprietary risk-based interest rate pricing models and real-time underwriting of automotive loan default insurance coverage from insurers, Open Lending enables more than 400 customers to lend to underserved near-prime and non-prime borrowers. Its shares underperformed in the first half of 2025 as the loan certification outlook worsened, and the company recognized a sizable profit share charge, factors that led to our decision to sell our position. The Fund’s relative advantage over the Russell 2000 was attributable to stock selection and sector allocation, with the former making a larger impact. At the sector level, a larger weighting and stock selection contributed the most in Industrials and Materials, followed by stock selection and a lower weighting in Consumer Discretionary. Conversely, stock selection in Health Care, stock selection and a higher weighting in Information Technology, and very low exposure and stock selection in Utilities hurt relative results most in the first half of 2025.

CURRENT POSITIONING AND OUTLOOK

More rationality around potential tariffs has allowed the market to focus on some of the more growth friendly aspects of the current administration’s policies, including tax cuts from recently passed federal legislation. We have also begun to see the early signs of a more favorable regulatory environment in an increased pace of M&A activity, both in terms of portfolio companies being acquired, as well as portfolio companies with strong capital positions making strategic acquisitions. We have been increasing our allocations to financial services and healthcare companies in anticipation that these two areas will broadly benefit from a lighter regulatory burden. Aside from the short-term volatility, we remain constructive that the thematic drivers underlying the portfolio will persist long after recent volatility subsides. Reindustrialization, electrification, and the benefits of artificial intelligence each remain at an early stage. We continue to see many businesses with attractive competitive positions and durable growth opportunities that are well positioned to navigate this turbulent environment. As the uncertainty persists, we are seeing an expanding landscape of idiosyncratic situations at undemanding valuations that may pave the way for promising long-term returns.

22 | 2025 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/25

										SINCE INCEPTION
	JAN-JUN 2025[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	(12/14/93)
RMT (NAV)	0.33	8.64	13.24	13.38	9.25	11.47	8.75	9.79	10.52	10.58
[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment through 6/30/25 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	9.3%	95.1%	147.8%	433.0%	356.4%	1927.7%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception) as of 6/30/25 ($)

Top 10 Positions

% of Net Assets

Magnite	1.3
Bel Fuse	1.3
Sprott	1.3
American Superconductor	1.2
Universal Technical Institute	1.2
Graham Corporation	1.2
Sandstorm Gold	1.2
Lindsay Corporation	1.2
Clearfield	1.1
Nova	1.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	28.2
Information Technology	21.1
Financials	17.5
Health Care	10.6
Consumer Discretionary	9.8
Materials	5.4
Energy	4.7
Communication Services	4.1
Consumer Staples	1.0
Real Estate	1.0
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.4

Calendar Year Total Returns (%)

YEAR	RMT
2024	13.5
2023	16.6
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5

Portfolio Diagnostics

Fund Net Assets	$555 million
Number of Holdings	181
Turnover Rate	23%
Net Asset Value	$10.56
Market Price	$9.25
Net Leverage [1]	3.4%
Average Market Capitalization [2]	$741 million
Weighted Average P/B Ratio [3]	1.8x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	86.3%
Non-U.S. Investments (% of Net Assets)	17.1%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks — 102.5%

	SHARES	VALUE

COMMUNICATION SERVICES — 4.1%
ENTERTAINMENT - 1.0%
IMAX Corporation [1,2,3]	192,945	$5,394,742
INTERACTIVE MEDIA & SERVICES - 1.8%
†DHI Group [3]	485,792	1,442,802
QuinStreet [3]	261,363	4,207,944
Vimeo [3]	699,961	2,827,843
ZipRecruiter Cl. A [3]	367,057	1,838,956
		10,317,545
MEDIA - 1.3%
Magnite [3]	298,173	7,191,933
Total (Cost $14,811,711)		22,904,220
CONSUMER DISCRETIONARY — 9.8%
AUTOMOBILE COMPONENTS - 0.4%
Stoneridge [3]	328,701	2,314,055
DIVERSIFIED CONSUMER SERVICES - 2.2%
Legacy Education [3]	485,483	5,427,700
Universal Technical Institute [1,3]	200,500	6,794,945
		12,222,645
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [3]	322,500	682,088
Denny’s Corporation [3]	315,023	1,291,594
Lindblad Expeditions Holdings [3]	476,131	5,556,449
Nathan’s Famous	15,028	1,661,796
		9,191,927
HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1,3]	4,210	1,828,950
Legacy Housing [1,3]	184,097	4,171,638
†LGI Homes [3]	28,880	1,487,898
		7,488,486
LEISURE PRODUCTS - 1.1%
American Outdoor Brands [3]	386,628	4,040,263
MasterCraft Boat Holdings [3]	110,085	2,045,379
		6,085,642
SPECIALTY RETAIL - 2.5%
Beyond [3]	406,228	2,794,848
†Citi Trends [1,2,3]	150,648	5,030,137
OneWater Marine Cl. A [3]	206,115	2,759,880
RealReal [3]	415,582	1,990,638
Shoe Carnival	77,963	1,458,688
		14,034,191
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Lakeland Industries	163,828	2,229,699
Vera Bradley [3]	305,739	675,683
		2,905,382
Total (Cost $45,265,130)		54,242,328
CONSUMER STAPLES — 1.0%
FOOD PRODUCTS - 1.0%
Seneca Foods Cl. A [1,3]	54,736	5,551,873
Total (Cost $3,296,530)		5,551,873
ENERGY — 4.7%
ENERGY EQUIPMENT & SERVICES - 3.2%
†Natural Gas Services Group [3]	147,939	3,818,305
NPK International [3]	682,090	5,804,586
Pason Systems	478,586	4,315,797
†Ranger Energy Services Cl. A	167,189	1,996,237
Select Water Solutions Cl. A	212,727	1,837,961
		17,772,886
OIL, GAS & CONSUMABLE FUELS - 1.5%
Dorchester Minerals L.P. [1]	76,981	2,144,691
Navigator Holdings	142,581	2,017,521
Riley Exploration Permian [1]	83,633	2,193,693
SandRidge Energy	184,630	1,997,697
		8,353,602
Total (Cost $24,515,699)		26,126,488
FINANCIALS — 16.6%
BANKS - 7.4%
†BayCom Corp. [1]	153,735	4,259,997
Chain Bridge Bancorp Cl. A [1,3]	92,112	2,373,726
Citizens Bancshares [4]	22,699	1,033,031
Coastal Financial [1,2,3]	37,911	3,672,439
†Esquire Financial Holdings	20,903	1,978,678
First Foundation [3]	288,188	1,469,759
First National Bank Alaska [4]	5,712	1,479,408
HBT Financial [1,2]	202,210	5,097,714
Hingham Institution for Savings [1]	9,397	2,333,745
†HomeTrust Bancshares [1]	108,376	4,054,346
†Investar Holding	110,540	2,135,633
Katahdin Bankshares [4]	24,917	610,467
Midway Investments [3,5]	735,647	0
Northeast Bank [1]	41,840	3,723,342
United Bancorporation of Alabama [4]	21,055	1,110,651
Unity Bancorp [1]	34,188	1,609,571
Virginia National Bankshares	32,718	1,210,566
†Western New England Bancorp	277,810	2,564,186
		40,717,259
CAPITAL MARKETS - 6.3%
Canaccord Genuity Group	636,067	4,839,107
Oppenheimer Holdings Cl. A [1]	55,233	3,632,675
OTC Markets Group [4]	63,527	3,557,512
Perella Weinberg Partners Cl. A	140,676	2,731,928
Silvercrest Asset Management Group Cl. A	302,758	4,801,742
Sprott	100,977	6,979,963
StoneX Group [1,2,3]	38,298	3,490,480
Tel Aviv Stock Exchange	163,000	3,150,343
Westaim Corporation (The) [3]	83,333	1,882,374
		35,066,124
CONSUMER FINANCE - 0.9%
EZCORP Cl. A [3]	358,959	4,982,351
FINANCIAL SERVICES - 1.0%
Cass Information Systems [1]	43,458	1,888,250
Repay Holdings Cl. A [3]	760,904	3,667,557
		5,555,807
INSURANCE - 1.0%
International General Insurance Holdings [1]	214,365	5,149,047
†SelectQuote [3]	217,518	517,693
		5,666,740
Total (Cost $77,564,382)		91,988,281
HEALTH CARE — 10.6%
BIOTECHNOLOGY - 1.6%
Absci Corporation [3]	917,096	2,356,937
ARS Pharmaceuticals [3]	6,749	117,770

24 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2025 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
BIOTECHNOLOGY (continued)
CareDx [3]	238,845	$4,667,031
†ORIC Pharmaceuticals [3]	64,160	651,224
Travere Therapeutics [1,3]	87,647	1,297,176
		9,090,138
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Alphatec Holdings [3]	345,106	3,830,676
Apyx Medical [3]	232,527	523,186
Artivion [1,2,3]	150,200	4,671,220
Establishment Labs Holdings [1,2,3]	138,928	5,933,615
Inogen [3]	311,199	2,187,729
Profound Medical [3]	431,078	2,564,150
		19,710,576
HEALTH CARE PROVIDERS & SERVICES - 1.2%
AMN Healthcare Services [1,2,3]	188,447	3,895,199
GeneDx Holdings Cl. A [1,3]	31,567	2,913,950
		6,809,149
HEALTH CARE TECHNOLOGY - 0.5%
Simulations Plus [1,2]	153,391	2,676,673
LIFE SCIENCES TOOLS & SERVICES - 3.0%
BioLife Solutions [1,3]	202,441	4,360,579
Cytek Biosciences [3]	840,369	2,857,254
Maravai LifeSciences Holdings Cl. A [3]	704,858	1,698,708
MaxCyte [3]	480,404	1,047,281
Mesa Laboratories [1]	33,253	3,133,098
OmniAb [3]	867,080	1,508,719
Standard BioTools [3]	1,809,473	2,171,368
		16,777,007
PHARMACEUTICALS - 0.7%
†Harrow [1,2,3]	127,000	3,878,580
Total (Cost $61,855,876)		58,942,123
INDUSTRIALS — 28.2%
AEROSPACE & DEFENSE - 2.2%
Astronics Corporation [1,3]	156,870	5,252,008
CPI Aerostructures [3]	214,700	751,450
Park Aerospace	352,276	5,203,116
†Redwire [3]	47,294	770,892
		11,977,466
AIR FREIGHT & LOGISTICS - 0.5%
Radiant Logistics [3]	479,652	2,916,284
BUILDING PRODUCTS - 0.8%
Janus International Group [3]	309,495	2,519,289
Quanex Building Products	99,176	1,874,427
		4,393,716
COMMERCIAL SERVICES & SUPPLIES - 4.2%
Acme United [1]	66,045	2,737,565
CECO Environmental [3]	202,567	5,734,672
Civeo Corporation	75,000	1,731,750
Liquidity Services [1,3]	176,216	4,156,936
Montrose Environmental Group [3]	236,172	5,169,805
VSE Corporation [1]	28,548	3,739,217
		23,269,945
CONSTRUCTION & ENGINEERING - 4.9%
Ameresco Cl. A [3]	187,531	2,848,596
Argan [1]	26,507	5,844,263
†Concrete Pumping Holdings	269,372	1,656,638
IES Holdings [1,3]	19,381	5,741,234
Limbach Holdings [1,2,3]	41,871	5,866,127
NWPX Infrastructure [1,3]	135,629	5,562,145
		27,519,003
ELECTRICAL EQUIPMENT - 3.4%
American Superconductor [1,2,3]	187,062	6,863,305
Hammond Power Solutions Cl. A	38,175	3,516,277
LSI Industries	199,970	3,401,490
Powell Industries [1]	11,396	2,398,288
Preformed Line Products [1]	18,087	2,890,483
		19,069,843
GROUND TRANSPORTATION - 1.0%
Covenant Logistics Group Cl. A	152,470	3,676,052
Universal Logistics Holdings	70,240	1,782,691
		5,458,743
MACHINERY - 5.1%
Graham Corporation [1,3]	136,124	6,739,499
Hurco Companies [3]	22,613	427,386
L B Foster Company [1,3]	95,300	2,084,211
Lindsay Corporation [1]	44,950	6,484,038
Luxfer Holdings	402,411	4,901,366
Shyft Group (The)	200,121	2,509,517
Titan International [3]	260,537	2,675,715
Wabash National	224,000	2,381,120
		28,202,852
MARINE TRANSPORTATION - 0.4%
Clarkson	52,700	2,361,857
PROFESSIONAL SERVICES - 2.2%
Asure Software [3]	169,986	1,659,063
Forrester Research [3]	191,526	1,896,107
Heidrick & Struggles International [1,2]	37,232	1,703,736
Kforce	65,000	2,673,450
Resources Connection	377,377	2,026,515
TrueBlue [3]	384,241	2,489,882
TTEC Holdings [3]	14,020	67,436
		12,516,189
TRADING COMPANIES & DISTRIBUTORS - 3.5%
Alta Equipment Group	292,647	1,849,529
Distribution Solutions Group [1,3]	151,857	4,171,512
EVI Industries	242,657	5,297,202
Titan Machinery [3]	141,329	2,799,727
Transcat [1,2,3]	59,103	5,080,494
		19,198,464
Total (Cost $121,248,016)		156,884,362
INFORMATION TECHNOLOGY — 21.1%
COMMUNICATIONS EQUIPMENT - 4.1%
ADTRAN Holdings [3]	425,241	3,814,412
Applied Optoelectronics [3]	189,262	4,862,141
Clearfield [1,3]	140,986	6,120,202
Digi International [1,2,3]	138,000	4,810,680
Harmonic [3]	168,206	1,592,911
†Ribbon Communications [3]	411,349	1,649,509
		22,849,855
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.3%
†Arlo Technologies [3]	126,242	2,141,064
Bel Fuse Cl. A	18,805	1,689,629
Bel Fuse Cl. B [1]	55,984	5,469,077
Climb Global Solutions [1]	32,324	3,455,759
LightPath Technologies Cl. A [3]	524,435	1,615,260
Luna Innovations [3,4]	762,876	675,145

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 25

June 30, 2025 (unaudited)

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
nLIGHT [3]	292,138	$5,749,276
PAR Technology [1,2,3]	86,505	6,000,852
Powerfleet [3]	936,660	4,037,005
Richardson Electronics	607,688	5,864,189
Vishay Precision Group [1,3]	141,931	3,988,261
		40,685,517
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.2%
Alpha and Omega Semiconductor [3]	75,594	1,939,742
Camtek [1,2,3]	66,775	5,646,494
Cohu [3]	200,797	3,863,334
Ichor Holdings [1,3]	293,192	5,758,291
inTEST Corporation [3]	271,970	1,979,942
Kopin Corporation [3]	980,000	1,499,400
Nova [1,3]	22,086	6,078,067
NVE Corporation [1]	42,228	3,108,403
Onto Innovation [1,2,3]	27,766	2,802,423
Penguin Solutions [3]	127,141	2,518,663
Photronics [3]	46,450	874,654
Ultra Clean Holdings [3]	161,197	3,638,216
		39,707,629
SOFTWARE - 2.2%
Alkami Technology [1,2,3]	100,156	3,018,702
Computer Modelling Group	801,796	4,245,235
PROS Holdings [3]	176,948	2,771,006
ReposiTrak [1]	120,707	2,371,892
		12,406,835
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
AstroNova [3]	115,860	1,342,817
Total (Cost $93,744,845)		116,992,653
MATERIALS — 5.4%
CHEMICALS - 1.2%
†Core Molding Technologies [3]	81,856	1,357,991
5N Plus [3]	569,464	3,738,577
LSB Industries [3]	225,601	1,759,688
		6,856,256
METALS & MINING - 4.2%
Alamos Gold Cl. A	176,044	4,682,441
Alphamin Resources	1,267,682	800,592
Altius Minerals	171,100	3,440,219
Ferroglobe	578,310	2,122,398
Major Drilling Group International [3]	810,861	5,275,732
Sandstorm Gold	707,500	6,650,500
		22,971,882
Total (Cost $19,457,911)		29,828,138
REAL ESTATE — 1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Altus Group	73,400	2,840,056
Marcus & Millichap [1]	81,860	2,513,920
Total (Cost $4,223,421)		5,353,976
TOTAL COMMON STOCKS
(Cost $465,983,521)		568,814,442

INVESTMENT COMPANIES – 0.9%

FINANCIALS — 0.9%
CAPITAL MARKETS - 0.9%
ASA Gold and Precious Metals [1]	161,887	5,110,773
Total (Cost $2,692,691)		5,110,773
INVESTMENTS AT VALUE
(Cost $468,676,212)		573,925,215

REPURCHASE AGREEMENT— 0.4%

Fixed Income Clearing Corporation, 3.75% dated 6/30/25, due 7/1/25, maturity value

$2,237,861 (collateralized by obligations of U.S. Government Agencies, 3.375%

due 5/15/33, valued at $2,282,403)

(Cost $2,237,628)		2,237,628
TOTAL INVESTMENTS — 103.8%
(Cost $470,913,840)		576,162,843
LIABILITIES LESS CASH AND OTHER ASSETS — (3.8)%		(20,835,057)

NET ASSETS — 100.0%		$555,327,786

†	New additions in 2025.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2025. Total market value of pledged securities as of June 30, 2025, was $47,376,212.
[2]	As of June 30, 2025, a portion of these securities, in the aggregate amount of $17,749,559, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $472,040,858. As of June 30, 2025, net unrealized appreciation for all securities was $104,121,985 consisting of aggregate gross unrealized appreciation of $153,964,632 and aggregate gross unrealized depreciation of $49,842,647. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2025 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$573,925,215
Repurchase agreements (at cost and value)	2,237,628
Foreign currency (cost $72,460)	72,583
Receivable for investments sold	604,698
Receivable for dividends and interest	109,311
Prepaid expenses and other assets	49,487
Total Assets	576,998,922
LIABILITIES:
Revolving credit agreement	20,000,000
Payable for investments purchased	862,346
Payable for investment advisory fee	571,852
Payable for directors’ fees	23,657
Payable for interest expense	92,167
Accrued expenses	121,114
Total Liabilities	21,671,136
Net Assets	$555,327,786
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 52,592,833 shares outstanding (150,000,000 shares authorized)	$444,546,807
Total distributable earnings (loss)	129,970,832
Quarterly distributions	(19,189,853)
Net Assets (net asset value per share - $10.56)	$555,327,786
Investments at identified cost	$468,676,212

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,214,792
Foreign withholding tax	(79,860)
Interest	254,404
Rehypothecation income	929
Total income	2,390,265
EXPENSES:
Investment advisory fees	2,822,780
Interest expense	221,200
Administrative and office facilities	148,300
Stockholder reports	58,596
Custody and transfer agent fees	50,452
Directors’ fees	44,503
Professional fees	40,258
Other expenses	36,702
Total expenses	3,422,791
Net investment income (loss)	(1,032,526)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	18,708,814
Foreign currency transactions	(4,028)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(18,332,081)
Other assets and liabilities denominated in foreign currency	775
Net realized and unrealized gain (loss) on investments and foreign currency	373,480
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(659,046)

28 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/25
	(UNAUDITED)	YEAR ENDED 12/31/24
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,032,526)	$(198,276)
Net realized gain (loss) on investments and foreign currency	18,704,786	41,923,822
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(18,331,306)	24,219,264
Net increase (decrease) in net assets from investment operations	(659,046)	65,944,810
DISTRIBUTIONS:
Total distributable earnings	(19,189,853)	(37,346,698)
Total distributions	(19,189,853)	(37,346,698)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	8,400,087	17,685,144
Total capital stock transactions	8,400,087	17,685,144
Net Increase (Decrease) In Net Assets	(11,448,812)	46,283,256
NET ASSETS:
Beginning of period	566,776,598	520,493,342
End of period	$555,327,786	$566,776,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(659,046)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:
Purchases of long-term investments	(140,920,875)
Proceeds from sales and maturities of long-term investments	123,433,703
Net purchases, sales and maturities of short-term investments	11,185,765
Net (increase) decrease in dividends and interest receivable and other assets	(26,283)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	187,873
Net change in unrealized appreciation (depreciation) on investments	18,332,081
Net realized gain (loss) on investments	(18,708,814)
Net cash used for operating activities	(7,175,596)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	18,000,000
Distributions net of reinvestment (reinvestment $8,400,087)	(10,789,766)
Net cash provided by financing activities	7,210,234
INCREASE (DECREASE) IN CASH:	34,638
Cash and foreign currency at beginning of period	37,945
Cash and foreign currency at end of period	$72,583

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2025, the Fund paid $138,821 in interest expense.

30 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/25
	(UNAUDITED)	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net Asset Value, Beginning of Period	$10.98	$10.47	$9.77	$13.06	$11.79	$9.63
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	0.00	(0.01)	(0.02)	0.04 [1]	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	1.30	1.50	(2.26)	2.12	2.86
Net increase (decrease) in net assets from investment operations	(0.03)	1.30	1.49	(2.28)	2.16	2.83
DISTRIBUTIONS:
Net investment income	– [2]	(0.03)	–	(0.05)	–	(0.08)
Net realized gain on investments and foreign currency	(0.37)[2]	(0.71)	(0.74)	(0.89)	(0.84)	(0.53)
Return of capital	– [2]	–	–	(0.01)	–	–
Total distributions	(0.37)	(0.74)	(0.74)	(0.95)	(0.84)	(0.61)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.05)	(0.05)	(0.06)	(0.05)	(0.06)
Total capital stock transactions	(0.02)	(0.05)	(0.05)	(0.06)	(0.05)	(0.06)
Net Asset Value, End of Period	$10.56	$10.98	$10.47	$9.77	$13.06	$11.79
Market Value, End of Period	$9.25	$9.75	$9.24	$8.68	$11.55	$10.12
TOTAL RETURN:[3]
Net Asset Value	0.33%[4]	13.47%	16.64%	(16.89)%	19.17%	33.60%
Market Value	(1.03)%[4]	14.17%	15.86%	(16.51)%	22.78%	29.32%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.08%[6]	1.05%	1.46%	1.47%	1.04%	1.19%
Other operating expenses	0.23%[6]	0.17%	0.39%	0.29%	0.16%	0.24%
Total expenses (net)	1.31%[6]	1.22%	1.85%	1.76%	1.20%	1.43%
Expenses excluding interest expense	1.22%[6]	1.19%	1.62%	1.63%	1.16%	1.34%
Expenses prior to balance credits	1.31%[6]	1.22%	1.85%	1.76%	1.20%	1.43%
Net investment income (loss)	(0.39)%[6]	(0.04)%	(0.12)%	(0.21)%	0.30%[1]	(0.34)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$555,328	$566,777	$520,493	$465,890	$590,313	$515,916
Portfolio Turnover Rate	23%	53%	30%	26%	15%	17%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2877%	28439%	26125%	4335%	2783%	2445%
Asset coverage per $1,000	$28,766	$284,388	$261,247	$43,354	$27,832	$24,451

[1]	A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.
[2]	Amounts are subject to change and recharacterization at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[4]	Not annualized
[5]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/25, and a 12-month basis for the years shown.
[6]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

32 | 2025 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$560,348,228	$8,466,214	$0	$568,814,442
Investment Companies	5,110,773	-	-	5,110,773
Repurchase Agreement	-	2,237,628	-	2,237,628

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will

2025 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):

result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the “Custodian”), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 970,209 and 1,903,830 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2025, and the year ended December 31, 2024, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2025, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

34 | 2025 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2025, the Fund had outstanding borrowings of $20,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

During the six months ended June 30, 2025, the Fund had an average daily loan balance of $7,966,851 at a weighted average borrowing cost of 5.53%. The maximum loan balance outstanding during the six months ended June 30, 2025, was $20,000,000. As of June 30, 2025, the aggregate value of rehypothecated securities was $17,749,559. During the six months ended June 30, 2025, the Fund earned $929 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2025, the Fund’s investment performance ranged from 0% to 9% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,527,127 and a net upward adjustment of $295,653 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2025, the Fund expensed Royce investment advisory fees totaling $2,822,780.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $139,717,442 and $121,986,192, respectively.

2025 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Segment Reporting:

The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Segment Reporting Disclosures (the “Update”). The Update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce, in its capacity as investment manager, functions as the Chief Operating Decision Maker (CODM) for the Fund for purposes of the Update, evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

36 | 2025 Semiannual Report to Stockholders

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2025 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Trust (RVT)

George Necakov, Lauren Romeo, Francis Gannon, Steven McBoyle, Andrew Palen

FUND PERFORMANCE

Royce Small-Cap Trust gained 2.6% on an NAV basis and fell -0.8% based on its market price versus respective losses of -1.8% and -4.5% for its small-cap benchmarks, the Russell 2000 Index and the S&P Small Cap 600 Index, for the year-to-date period ended 6/30/25. The Fund also outperformed the Russell 2000 on both an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 6/30/25 (while also beating it on an NAV basis for the 20-year period).

WHAT WORKED… AND WHAT DIDN’T

Of the Fund’s 11 equity sectors, six made positive contributions to performance in the first half, led by Industrials, Financials, and Materials while Information Technology, Real Estate, and Communication Services were the biggest detractors. The top contributing industries were construction & engineering (Industrials), capital markets (Financials), and metals & mining (Materials) while the biggest detractors were semiconductors & semiconductor equipment (Information Technology), life sciences tools & services (Health Care), and professional services (Industrials).

The Fund’s top contributor at the position level was IES Holdings, which was also the top contributor in 2024. IES designs and installs electrical and technology systems into numerous infrastructure segments. Through a thoughtful growth strategy focused on both internal and external opportunities, IES has been building scale in each of its four business segments, which has resulted in rapidly improving operating profitability. Corcept Therapeutics is a commercial-stage pharmaceutical company that specializes in the discovery, development, and commercialization of medications that treat severe metabolic, oncologic, and psychiatric disorders, with a focus on the development of drugs for disorders associated with a steroid hormone called cortisol. Its share price spiked in April 2025 after it presented excellent phase III data on its late stage pipeline product for the treatment of platinum-resistant ovarian cancer—which is the first of several studies targeting solid tumors in Corcept’s pipeline. In the meantime, the bridge has been crossed for its lead product Korlym, which went generic last year, to its new and improved compound Relacorilant, which is expected to receive FDA approval near the end of 2025.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/25 (%)[1]		Year-to-Date Through 6/30/25 (%)[2]

IES Holdings	0.78	Enovis Corporation	-0.31
Corcept Therapeutics	0.68	Ziff Davis	-0.29
TransMedics Group	0.61	Azenta	-0.26
E-L Financial	0.43	Impinj	-0.22
APi Group	0.40	Vestis Corporation	-0.21
[1] Includes dividends		[2] Net of dividends

The top detractor at the position level was Enovis Corporation, a medical technology company that derives 50% of its sales from orthopedic and support products, with the remaining 50% coming from its faster growing orthopedics surgical implant segment. Management reported solid 1Q25 results, including low double-digit organic growth in its Reconstruction segment. However, while management reiterated 6.0-6.5% total company organic growth guidance for the year, it reduced EBIT (earnings before interest and taxes) guidance by about 5% for the year due to tariff impacts (mainly in its Prevention & Rehab business). The company has a strong slate of new product introductions that will debut as the year progresses, but investors continue to take a wait-and-see approach. Ziff Davis is a digital media company that owns websites and related properties that target specific niche verticals. The stock has been a consistent underperformer since the emergence of generative AI-based search and associated concerns about potential disruptions in the traditional digital advertising model. Our conviction in the long-term business model has waned given continual improvements in AI, combined with new AI search offerings from both incumbents such as Google, as well as new AI search entrants, such as ChatGPT Search in beta. The threat of disruption from these new “answer engines” to the Google-dominated search advertising ecosystem appears to be growing, with content creators such as Ziff Davis, which receive a lot of traffic from Google, in the crosshairs for potential disintermediation. Each of these developments influenced our decision to substantially reduce our position.

The Fund’s advantage over the Russell 2000 for the year-to-date period was driven mostly by stock selection, though sector allocation was also additive. At the sector level, stock selection and, to a lesser extent, an overweight helped most in Financials, followed by stock selection and lower exposure in Health Care and stock selection and a higher exposure in Industrials. Conversely, stock selection and, to a lesser extent, an overweight in Information Technology, stock selection in Communication Services, and much lower exposure to Utilities hurt relative performance the most.

CURRENT POSITIONING AND OUTLOOK

Against a backdrop of ample economic and geopolitical uncertainty, we note that as of the end of June, the Russell 2000 remained much less expensive than the Russell 1000. Based on our preferred index valuation metric, EV/EBIT or enterprise value over earnings before interest and taxes, small-caps stayed close to a 25-year low relative to large-cap stocks. Many small-cap stocks appear to be emerging from a two-year earnings recession, which should, in our view, help boost performance for an asset class that’s lagged large-cap for several years and currently faces low expectations. And previous low expectations and relatively underwhelming returns have often been opportune times to increase allocations. Historically, sitting on the sidelines during corrections or the early stage of rallies has carried a high cost. We are therefore cautiously optimistic for the advantages of active, risk-conscious, small-cap investing for the long run.

38 | 2025 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/25

	JAN-JUN 2025[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	2.57	10.37	13.54	12.18	9.46	10.92	8.40	9.11	10.00	10.39	10.31
[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/25 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	13.4%	82.5%	155.6%	403.4%	325.2%	3647.2%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™As of 6/30/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 11/26/86 as of 6/30/25 ($)

Top 10 Positions

% of Net Assets

IES Holdings	1.8
Assured Guaranty	1.5
SEI Investments	1.4
PAR Technology	1.3
E-L Financial	1.3
APi Group	1.1
International General Insurance Holdings	1.0
TMX Group	1.0
Haemonetics Corporation	1.0
Air Lease Cl. A	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	24.4
Financials	23.3
Information Technology	14.5
Health Care	9.9
Consumer Discretionary	9.6
Materials	6.9
Consumer Staples	2.5
Real Estate	2.3
Energy	2.2
Communication Services	1.1
Utilities	0.2
Cash and Cash Equivalents, Net of Outstanding Line of Credit	3.1

Calendar Year Total Returns (%)

YEAR	RVT
2024	12.6
2023	21.6
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3

Portfolio Diagnostics

Fund Net Assets	$2,003 million
Number of Holdings	488
Turnover Rate	22%
Net Asset Value	$16.74
Market Price	$15.05
Average Market Capitalization[1]	$3,061 million
Weighted Average P/E Ratio [2,3]	18.1x
Weighted Average P/B Ratio [2]	2.1x
Active Share [4]	79%
U.S. Investments (% of Net Assets)	80.4%
Non-U.S. Investments (% of Net Assets)	16.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/25).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Small-Cap Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Semiannual Report to Stockholders  |  39

Royce Small-Cap Trust

Schedule of Investments

Common Stocks – 96.4%

	SHARES	VALUE

COMMUNICATION SERVICES — 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Cogent Communications Holdings	127	$6,123
IDT Corporation Cl. B	16,743	1,143,882
Liberty Latin America Cl. C [1]	63,228	393,278
Shenandoah Telecommunications	17,788	242,984
		1,786,267
ENTERTAINMENT - 0.3%
IMAX Corporation [1]	262,660	7,343,974
INTERACTIVE MEDIA & SERVICES - 0.4%
Cars.com [1]	65,671	778,201
QuinStreet [1]	203,754	3,280,439
Shutterstock	1,009	19,131
TripAdvisor [1]	68,811	897,983
Yelp [1,2]	56,673	1,942,184
Ziff Davis [1]	18,340	555,152
		7,473,090
MEDIA - 0.2%
AMC Networks Cl. A [1]	50,000	313,500
Cable One	2,297	311,955
John Wiley & Sons Cl. A	1,532	68,373
Scholastic Corporation	31,596	662,884
TEGNA	93,791	1,571,937
Thryv Holdings [1]	119,060	1,447,770
		4,376,419
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Gogo [1]	149,278	2,191,401
Total (Cost $20,430,316)		23,171,151

CONSUMER DISCRETIONARY — 9.6%
AUTOMOBILE COMPONENTS - 2.0%
†Adient [1]	30,099	585,727
BorgWarner	7,517	251,669
Dorman Products [1]	128,552	15,769,474
LCI Industries	135,772	12,381,049
Modine Manufacturing [1]	37,588	3,702,418
Patrick Industries	46	4,244
PHINIA	44,328	1,972,153
Standard Motor Products	30,160	926,515
Visteon Corporation [1]	49,878	4,653,617
		40,246,866
BROADLINE RETAIL - 0.0%
Etsy [1]	8,266	414,622
DISTRIBUTORS - 0.1%
LKQ Corporation	21,000	777,210
Pool Corporation	4,100	1,195,068
		1,972,278
DIVERSIFIED CONSUMER SERVICES - 1.3%
Bright Horizons Family Solutions [1]	4,000	494,360
frontdoor [1]	5,319	313,502
OneSpaWorld Holdings	30,000	611,700
Perdoceo Education	79,339	2,593,592
Strategic Education	5,666	482,347
Stride [1]	22,905	3,325,577
Universal Technical Institute [1]	539,032	18,267,794
		26,088,872
HOTELS, RESTAURANTS & LEISURE - 0.6%
DraftKings Cl. A [1]	8,000	343,120
International Game Technology	224,201	3,544,618
Kura Sushi USA Cl. A [1]	9,500	817,760

Life Time Group Holdings [1]	23,500	712,755
Lindblad Expeditions Holdings [1]	373,700	4,361,079
Monarch Casino & Resort	18,984	1,640,977
		11,420,309
HOUSEHOLD DURABLES - 1.6%
Cavco Industries [1]	14,700	6,386,121
Champion Homes [1]	29,133	1,824,017
Ethan Allen Interiors	37,904	1,055,626
Helen of Troy [1]	14,333	406,771
Installed Building Products	67,986	12,259,235
La-Z-Boy	19,217	714,296
M/I Homes [1]	66,715	7,480,086
Meritage Homes	782	52,371
Sonos [1]	23,766	256,910
Tri Pointe Homes [1]	19,487	622,610
Worthington Enterprises	26,867	1,709,816
		32,767,859
LEISURE PRODUCTS - 0.5%
Brunswick Corporation [2,3]	61,888	3,418,693
YETI Holdings [1]	179,801	5,667,328
		9,086,021
SPECIALTY RETAIL - 3.1%
Academy Sports & Outdoors	245,403	10,996,508
Advance Auto Parts	252,950	11,759,646
Asbury Automotive Group [1]	17,500	4,174,450
AutoCanada [1]	625,600	10,070,242
†Bath & Body Works	109,625	3,284,365
Buckle (The)	36,857	1,671,465
Guess?	77,366	935,355
Monro	14,705	219,252
ODP Corporation (The) [1]	10,709	194,154
OneWater Marine Cl. A [1]	140,493	1,881,201
Signet Jewelers	95,544	7,600,525
Urban Outfitters [1]	6,195	449,385
Valvoline [1]	214,699	8,130,651
		61,367,199
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Carter’s	24,183	728,634
G-III Apparel Group [1]	37,891	848,758
Kontoor Brands [2]	36,550	2,411,203
Movado Group	25,676	391,559
Ralph Lauren Cl. A	14,350	3,935,918
Steven Madden	16,157	387,445
		8,703,517
Total (Cost $160,250,694)		192,067,543

CONSUMER STAPLES — 2.5%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.2%
†Andersons (The)	28,496	1,047,228
Guardian Pharmacy Services Cl. A [1]	33,979	724,092
PriceSmart [2]	18,191	1,910,783
		3,682,103
FOOD PRODUCTS - 1.8%
Cal-Maine Foods	14,308	1,425,506
†Fresh Del Monte Produce	11,140	361,159
Freshpet [1]	5,750	390,770
John B. Sanfilippo & Son	13,833	874,799
Nomad Foods	688,648	11,700,130

40 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2025 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Seneca Foods Cl. A [1]	183,460	$18,608,348
WK Kellogg	140,895	2,245,866
		35,606,578
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	44,489	1,565,123
WD-40 Company	1,381	314,992
		1,880,115
PERSONAL CARE PRODUCTS - 0.4%
Interparfums	49,794	6,538,450
USANA Health Sciences [1]	47,282	1,443,520
		7,981,970
TOBACCO - 0.0%
Universal Corporation	1,118	65,112
Total (Cost $30,453,341)		49,215,878

ENERGY — 2.2%
ENERGY EQUIPMENT & SERVICES - 1.3%
Bristow Group [1]	219,464	7,235,728
Cactus Cl. A	35,292	1,542,966
Core Laboratories [2,3]	90,884	1,046,984
Helix Energy Solutions Group [1]	95,226	594,210
Helmerich & Payne	14,130	214,211
Liberty Energy Cl. A	20,696	237,590
Pason Systems	1,151,255	10,381,797
ProPetro Holding Corp. [1]	40,050	239,098
RPC	362,060	1,712,544
Tidewater [1]	6,846	315,806
Weatherford International	43,379	2,182,397
		25,703,331
OIL, GAS & CONSUMABLE FUELS - 0.9%
California Resources	20,190	922,077
Core Natural Resources	46,360	3,233,147
CVR Energy	69,219	1,858,530
Dorchester Minerals L.P.	279,148	7,777,063
†International Seaways	30,730	1,121,031
†Peabody Energy	35,148	471,686
REX American Resources [1]	31,787	1,548,345
†Uranium Energy [1]	57,000	387,600
World Kinect	25,164	713,399
		18,032,878
Total (Cost $42,543,983)		43,736,209

FINANCIALS — 23.3%
BANKS - 5.1%
Atlantic Union Bankshares	31,000	969,680
Axos Financial [1]	26,842	2,041,066
Banc of California	228,947	3,216,705
Bancorp (The) [1]	7,180	409,045
Bank of N.T. Butterfield & Son	221,503	9,808,153
BankUnited	281,190	10,007,552
Cathay General Bancorp [2]	55,194	2,512,983
Central Pacific Financial	2,186	61,274
Coastal Financial [1,2]	27,756	2,688,724
Customers Bancorp [1]	37,990	2,231,533
Eagle Bancorp	21,916	426,924
†Esquire Financial Holdings [2]	23,187	2,194,881
First Bancorp	14,000	617,260
First BanCorp	50,427	1,050,394
First Citizens BancShares Cl. A	2,982	5,834,193

First Commonwealth Financial	96,111	1,559,881
First Financial Bancorp [2,3]	113,841	2,761,783
First Financial Bankshares [2]	69,346	2,495,069
German American Bancorp [2]	48,177	1,855,296
Glacier Bancorp	5,000	215,400
Hanmi Financial	156,651	3,866,147
HBT Financial	27,347	689,418
Hingham Institution for Savings	21,157	5,254,341
Home BancShares	152,117	4,329,250
†Metropolitan Bank Holding [1]	51,874	3,631,180
Northeast Bank [2]	26,777	2,382,885
OceanFirst Financial	265,264	4,671,299
OFG Bancorp	8,233	352,372
Origin Bancorp	277,674	9,924,069
Pathward Financial	9,776	773,477
Preferred Bank [2]	23,970	2,074,484
Provident Financial Services	44,601	781,855
†Renasant Corporation	11,017	395,841
S&T Bancorp	35,608	1,346,694
Seacoast Banking Corporation of Florida	24,500	676,690
Southside Bancshares	25,200	741,636
TowneBank	45,000	1,538,100
TrustCo Bank Corp NY	1,549	51,768
Veritex Holdings	14,000	365,400
WaFd	15,472	453,020
Westamerica Bancorporation [2]	42,798	2,073,135
Western Alliance Bancorp	38,000	2,963,240
†Western New England Bancorp	13,838	127,725
WSFS Financial	8,732	480,260
		102,902,082
CAPITAL MARKETS - 8.0%
Acadian Asset Management	49,373	1,739,905
Ares Management Cl. A	31,800	5,507,760
Artisan Partners Asset Management Cl. A	239,582	10,620,670
Bolsa Mexicana de Valores	1,723,106	3,953,194
Cohen & Steers	19,907	1,499,992
Donnelley Financial Solutions [1]	35,500	2,188,575
Evercore Cl. A	13,195	3,562,914
GCM Grosvenor Cl. A	801,494	9,265,271
Houlihan Lokey Cl. A	21,133	3,802,883
Lazard	147,384	7,071,484
Marex Group	212,144	8,373,324
MarketWise Cl. A	25,000	494,750
Morningstar	11,289	3,543,956
Onex Corporation	173,237	14,260,964
Perella Weinberg Partners Cl. A [2]	62,385	1,211,517
SEI Investments	312,994	28,125,641
Silvercrest Asset Management Group Cl. A	23,192	367,825
Sprott	246,827	17,061,741
StoneX Group [1]	45,093	4,109,776
Tel Aviv Stock Exchange	221,179	4,274,783
TMX Group	478,421	20,278,656
Victory Capital Holdings Cl. A	61,700	3,928,439
Virtu Financial Cl. A [2,3]	85,000	3,807,150
		159,051,170
CONSUMER FINANCE - 0.9%
Bread Financial Holdings	53,879	3,077,569
Encore Capital Group [1]	25,000	967,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 41

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CONSUMER FINANCE (continued)
Enova International [1]	42,349	$4,722,760
FirstCash Holdings	43,047	5,817,372
PROG Holdings	36,617	1,074,709
World Acceptance [1]	12,984	2,143,918
		17,804,078
FINANCIAL SERVICES - 2.2%
Banco Latinoamericano de Comercio
Exterior Cl. E	114,899	4,630,430
Burford Capital	175,000	2,495,500
ECN Capital	838,800	1,693,923
†I3 Verticals Cl. A [1]	15,430	424,017
Jackson Financial	17,808	1,581,172
Merchants Bancorp	150,312	4,970,818
NCR Atleos [1]	65,185	1,859,728
NewtekOne	314,894	3,552,004
NMI Holdings [1]	131,163	5,533,767
Payoneer Global [1]	176,544	1,209,326
†Paysign [1]	38,000	273,600
Radian Group	89,844	3,236,181
Shift4 Payments Cl. A [1]	50,000	4,955,500
†StoneCo Cl. A [1]	151,104	2,423,708
Walker & Dunlop	72,946	5,141,234
		43,980,908
INSURANCE - 7.1%
Abacus Global Management [1]	612,632	3,148,928
AMERISAFE [2]	86,767	3,794,321
Assured Guaranty	339,015	29,528,206
Axis Capital Holdings	59,885	6,217,261
Berkley (W.R.)	75,854	5,572,993
E-L Financial	2,140,000	25,379,842
Employers Holdings [2]	39,432	1,860,402
Erie Indemnity Cl. A	22,600	7,837,454
Genworth Financial [1]	12,069	93,897
Hagerty Cl. A [1]	485,700	4,910,427
HCI Group [2]	12,018	1,829,140
International General Insurance Holdings	857,550	20,598,351
Lincoln National	40,287	1,393,930
Mercury General	26,467	1,782,288
ProAssurance Corporation [1]	30,848	704,260
RenaissanceRe Holdings	27,941	6,786,869
RLI Corp.	91,714	6,623,585
SiriusPoint [1]	125,575	2,560,474
Skyward Specialty Insurance Group [1]	46,376	2,680,069
White Mountains Insurance Group	4,923	8,840,330
		142,143,027
Total (Cost $325,295,990)		465,881,265

HEALTH CARE — 9.9%
BIOTECHNOLOGY - 2.6%
ADMA Biologics [1]	340,307	6,196,990
Alkermes [1]	49,732	1,422,833
Alvotech [1]	34,555	315,142
†Arcutis Biotherapeutics [1,2]	197,909	2,774,684
ARS Pharmaceuticals [1]	45,500	793,975
BridgeBio Pharma [1]	116,918	5,048,519
CareDx [1]	13,000	254,020
Catalyst Pharmaceuticals [1]	455,593	9,886,368
Dynavax Technologies [1]	3,569	35,405
†89bio [1]	34,000	333,880
Halozyme Therapeutics [1]	25,919	1,348,306
Insmed [1]	48,062	4,836,960
Ironwood Pharmaceuticals Cl. A [1]	506,060	362,946
†Kymera Therapeutics [1]	17,942	782,989
†Metsera [1]	174,823	4,973,714
†ORIC Pharmaceuticals [1]	65,301	662,805
Protagonist Therapeutics [1]	12,255	677,334
†PTC Therapeutics [1]	25,730	1,256,653
PureTech Health [1]	109,683	187,593
†Soleno Therapeutics [1]	52,992	4,439,670
†Travere Therapeutics [1]	120,790	1,787,692
United Therapeutics [1]	10,000	2,873,500
		51,251,978
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
Alphatec Holdings [1]	67,000	743,700
Embecta Corp.	21,700	210,273
Enovis Corporation [1]	447,750	14,041,440
Envista Holdings [1,2,3]	217,842	4,256,633
†Establishment Labs Holdings [1]	84,409	3,605,108
Haemonetics Corporation [1]	267,914	19,989,064
Integer Holdings [1]	45,700	5,619,729
Omnicell [1]	16,037	471,488
TransMedics Group [1]	127,500	17,086,275
UFP Technologies [1]	4,320	1,054,771
		67,078,481
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Addus HomeCare [1]	5,766	664,186
AMN Healthcare Services [1]	7,871	162,694
Astrana Health [1]	1,155	28,736
†BrightSpring Health Services [1]	25,077	591,566
Concentra Group Holdings Parent [2]	77,388	1,591,871
CorVel Corporation [1]	7,857	807,542
†GeneDx Holdings Cl. A [1]	32,778	3,025,737
Hims & Hers Health Cl. A [1]	6,500	324,025
Owens & Minor [1]	77,993	709,736
PACS Group [1]	128,954	1,666,086
Pediatrix Medical Group [1,2,3]	184,510	2,647,719
Progyny [1]	37,901	833,822
Select Medical Holdings	95,900	1,455,762
Talkspace [1]	39,260	109,143
		14,618,625
HEALTH CARE TECHNOLOGY - 0.0%
Certara [1]	23,900	279,630
Veradigm [1,4]	153,900	461,700
		741,330
LIFE SCIENCES TOOLS & SERVICES - 2.0%
Azenta [1]	219,100	6,743,898
BioLife Solutions [1]	52,669	1,134,490
Bio-Techne	126,675	6,517,429
Charles River Laboratories International [1]	45,081	6,840,140
†Fortrea Holdings [1]	56,346	278,349
Mesa Laboratories	93,188	8,780,174
Repligen Corporation [1]	46,458	5,778,446
Stevanato Group	132,409	3,234,752
		39,307,678
PHARMACEUTICALS - 1.3%
Amphastar Pharmaceuticals [1]	28,568	655,921

42 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2025 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Axsome Therapeutics [1]	3,750	$391,463
Collegium Pharmaceutical [1]	49,560	1,465,489
Corcept Therapeutics [1]	138,550	10,169,570
†Elanco Animal Health [1]	262,845	3,753,427
Harmony Biosciences Holdings [1,2,3]	78,385	2,476,966
Harrow [1]	8,250	251,955
Innoviva [1]	61,154	1,228,584
Organon & Co	36,287	351,258
Prestige Consumer Healthcare [1]	56,300	4,495,555
Supernus Pharmaceuticals [1]	29,445	928,106
		26,168,294
Total (Cost $188,837,864)		199,166,386

INDUSTRIALS — 24.4%
AEROSPACE & DEFENSE - 1.6%
AeroVironment [1]	3,500	997,325
†Karman Holdings [1,2,3]	124,702	6,281,240
Kratos Defense & Security Solutions [1]	124,923	5,802,673
Leonardo DRS	27,448	1,275,783
Magellan Aerospace	943,092	13,366,386
Moog Cl. A	10,964	1,984,155
National Presto Industries	3,809	373,130
†Redwire [1]	157,708	2,570,640
		32,651,332

AIR FREIGHT & LOGISTICS - 0.1%
Forward Air [1]	65,014	1,595,444
Hub Group Cl. A	38,185	1,276,524
		2,871,968

BUILDING PRODUCTS - 1.7%
AAON	102,977	7,594,554
American Woodmark [1]	3,988	212,840
Apogee Enterprises	34,663	1,407,318
Carlisle Companies	7,620	2,845,308
Gibraltar Industries [1]	30,014	1,770,826
Insteel Industries	1,209	44,987
Janus International Group [1]	390,609	3,179,557
MasterBrand [1,2]	218,924	2,392,839
Quanex Building Products	29,587	559,194
Resideo Technologies [1]	71,049	1,567,341
Simpson Manufacturing [2]	20,000	3,106,200
UFP Industries	88,297	8,773,190
		33,454,154

COMMERCIAL SERVICES & SUPPLIES - 2.5%
ACV Auctions Cl. A [1]	105,800	1,716,076
Brady Corporation Cl. A	273,530	18,591,834
CECO Environmental [1]	46,457	1,315,198
CompX International Cl. A	183,197	4,867,544
Healthcare Services Group [1]	488,013	7,334,835
HNI Corporation	26,326	1,294,713
Liquidity Services [1]	96,640	2,279,738
MSA Safety	15,650	2,621,844
RB Global	40,037	4,251,529
UniFirst Corporation	14,200	2,672,724
Vestis Corporation	77,353	443,233
VSE Corporation	12,452	1,630,963
		49,020,231

CONSTRUCTION & ENGINEERING - 5.5%
APi Group [1]	442,120	22,570,226
Arcosa	215,109	18,652,102
†Argan	18,786	4,141,937
IES Holdings [1]	123,638	36,625,285
Limbach Holdings [1,2,3]	42,305	5,926,931
MYR Group [1]	23,249	4,218,531
Sterling Infrastructure [1]	43,943	10,138,968
Valmont Industries	26,118	8,529,355
		110,803,335

ELECTRICAL EQUIPMENT - 1.5%
Atkore	39,039	2,754,201
†Bloom Energy Cl. A [1]	82,276	1,968,042
LSI Industries	496,657	8,448,136
Powell Industries	56,209	11,829,184
Preformed Line Products	32,816	5,244,325
		30,243,888

GROUND TRANSPORTATION - 0.4%
Hertz Global Holdings [1]	239,496	1,635,758
Landstar System	24,551	3,413,080
Ryder System	6,300	1,001,700
Saia [1]	4,384	1,201,172
		7,251,710

MACHINERY - 5.2%
Alamo Group	3,872	845,567
Atmus Filtration Technologies	233,066	8,488,264
ATS Corporation [1]	21,500	685,695
Enpro	39,571	7,579,825
ESAB Corporation	126,831	15,289,477
ESCO Technologies	57,337	11,001,250
Franklin Electric	3,973	356,537
Graham Corporation [1]	22,424	1,110,212
Helios Technologies	44,900	1,498,313
JBT Marel	122,201	14,695,892
Kadant	25,918	8,227,669
Kennametal	16,821	386,210
Lincoln Electric Holdings	3,984	825,963
Lindsay Corporation	63,313	9,132,900
Miller Industries [2]	43,812	1,947,881
Mueller Industries	8,208	652,290
RBC Bearings [1,2]	8,120	3,124,576
†REV Group	91,547	4,356,722
SPX Technologies [1]	4,550	762,944
Standex International	5,091	796,640
Tennant Company	80,500	6,237,140
Timken Company (The)	78,132	5,668,477
Titan International [1]	86,263	885,921
		104,556,365

MARINE TRANSPORTATION - 0.3%
Kirby Corporation [1]	58,544	6,639,475
PASSENGER AIRLINES - 0.2%
SkyWest [1,2,3]	23,933	2,464,381
Sun Country Airlines Holdings [1]	64,927	762,892
		3,227,273
PROFESSIONAL SERVICES - 2.1%
CBIZ [1,2]	108,915	7,810,295
CSG Systems International	14,255	930,994
Exponent [2,3]	51,244	3,828,439
Forrester Research [1]	252,667	2,501,403
Franklin Covey [1]	183,811	4,194,567

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 43

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Heidrick & Struggles International	28,385	$1,298,898
Insperity	84,369	5,072,264
KBR	139,154	6,671,043
Korn Ferry	114,160	8,371,353
Paylocity Holding [1]	3,000	543,570
Robert Half	11,685	479,669
Verra Mobility Cl. A [1]	32,904	835,432
		42,537,927

TRADING COMPANIES & DISTRIBUTORS - 3.3%
Air Lease Cl. A	326,035	19,069,787
Applied Industrial Technologies	18,500	4,300,325
Boise Cascade	537	46,622
Distribution Solutions Group [1,2,3]	92,384	2,537,788
DNOW [1,2]	126,253	1,872,332
FTAI Aviation	100,618	11,575,095
GMS [1]	580	63,075
MSC Industrial Direct Cl. A	61,317	5,213,171
†Rush Enterprises Cl. A [2]	41,050	2,114,486
Teqnion [1]	191,300	3,053,230
Transcat [1]	136,639	11,745,488
WESCO International	22,258	4,122,182
		65,713,581
Total (Cost $315,895,793)		488,971,239

INFORMATION TECHNOLOGY — 14.5%
COMMUNICATIONS EQUIPMENT - 0.4%
Digi International [1,2]	64,057	2,233,027
Extreme Networks [1]	64,113	1,150,829
Harmonic [1]	260,843	2,470,183
NetScout Systems [1]	50,000	1,240,500
		7,094,539

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.7%
Badger Meter	6,499	1,591,930
Bel Fuse Cl. B [2]	38,968	3,806,784
Benchmark Electronics	53,621	2,082,103
Cognex Corporation	264,643	8,394,476
Coherent Corp. [1]	70,000	6,244,700
Crane NXT	163,250	8,799,175
CTS Corporation	31,665	1,349,246
ePlus [1]	26,097	1,881,594
Insight Enterprises [1,2,3]	14,566	2,011,346
IPG Photonics [1,2,3]	51,100	3,508,015
Itron [1]	6,968	917,198
Knowles Corporation [1,2,3]	224,573	3,956,976
Littelfuse	36,520	8,280,180
Luna Innovations [1,4]	657,869	582,214
Mirion Technologies Cl. A [1]	304,613	6,558,318
nLIGHT [1]	208,760	4,108,397
PAR Technology [1]	389,239	27,001,509
PC Connection [2]	31,425	2,067,137
Plexus [1]	8,743	1,183,015
Richardson Electronics	433,407	4,182,378
Sanmina Corporation [1]	76,886	7,521,757
ScanSource [1]	21,545	900,796
Teledyne Technologies [1]	9,660	4,948,915
TTM Technologies [1]	341,192	13,927,457
Vontier Corporation	247,302	9,125,444
		134,931,060

IT SERVICES - 1.3%
DXC Technology [1,2]	186,443	2,850,713
Hackett Group (The)	518,539	13,181,261
Kyndryl Holdings [1]	232,009	9,735,098
		25,767,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Axcelis Technologies [1]	50,887	3,546,315
Camtek [1]	4,204	355,490
Cirrus Logic [1]	100,141	10,440,200
Cohu [1]	260,464	5,011,327
Diodes [1]	729	38,557
FormFactor [1]	174,585	6,007,470
Impinj [1]	139,926	15,541,581
Kulicke & Soffa Industries	184,567	6,386,018
MKS	159,650	15,862,824
Onto Innovation [1]	26,847	2,709,668
Penguin Solutions [1]	30,126	596,796
Photronics [1]	248,033	4,670,462
†Qorvo [1]	2,652	225,181
Rambus [1]	33,945	2,173,159
Silicon Laboratories [1]	4,500	663,120
SiTime Corporation [1,2]	14,717	3,135,898
Ultra Clean Holdings [1]	66,200	1,494,134
		78,858,200

SOFTWARE - 2.2%
Adeia [2]	155,140	2,193,680
Agilysys [1]	72,937	8,361,498
Alkami Technology [1]	101,343	3,054,478
Blend Labs Cl. A [1]	132,000	435,600
Clearwater Analytics Holdings Cl. A [1]	26,000	570,180
Computer Modelling Group	614,611	3,254,155
Coveo Solutions [1]	184,000	1,039,075
CyberArk Software [1]	900	366,192
Descartes Systems Group (The) [1]	8,500	863,982
InterDigital [2]	9,795	2,196,333
JFrog [1]	218,000	9,565,840
NCR Voyix [1]	34,618	406,069
NextNav [1]	33,000	501,600
Progress Software	52,250	3,335,640
PROS Holdings [1]	46,664	730,758
Sapiens International	211,025	6,172,481
Teradata Corporation [1]	13,101	292,283
		43,339,844

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%
Xerox Holdings	36,854	194,221
Total (Cost $226,836,828)		290,184,936

MATERIALS — 6.4%
CHEMICALS - 3.1%
Aspen Aerogels [1]	118,727	702,864
Element Solutions	679,001	15,379,373
†Flotek Industries [1]	53,000	782,280
Hawkins	105,385	14,975,208
Huntsman Corporation	30,000	312,600
Ingevity Corporation [1]	234,339	10,097,667
Innospec	84,443	7,100,812
Quaker Houghton	107,251	12,005,677
		61,356,481

44 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2025 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
CONSTRUCTION MATERIALS - 0.1%
†United States Lime & Minerals	12,762	$1,273,648
CONTAINERS & PACKAGING - 0.4%
Graphic Packaging Holding Company	182,657	3,848,583
Sealed Air	48,613	1,508,462
Silgan Holdings	59,856	3,242,998
		8,600,043

METALS & MINING - 2.3%
Alamos Gold Cl. A	600,000	15,958,876
Alpha Metallurgical Resources [1]	6,335	712,561
Commercial Metals [2]	63,900	3,125,349
Gold Fields ADR	386,500	9,148,455
IAMGOLD Corporation [1]	500,000	3,675,000
Major Drilling Group International [1]	1,496,691	9,737,971
Metallus [1]	56,120	864,809
Reliance	6,325	1,985,418
†Worthington Steel	30,287	903,461
		46,111,900

PAPER & FOREST PRODUCTS - 0.5%
Stella-Jones	155,159	8,943,220
Sylvamo Corporation [2]	35,721	1,789,622
		10,732,842
Total (Cost $81,194,668)		128,074,914

REAL ESTATE — 2.3%
DIVERSIFIED REITS - 0.0%
New York REIT [1,5]	15,000	100,950

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
Colliers International Group	52,366	6,835,858
FirstService Corporation	79,585	13,897,133
FRP Holdings [1]	108,661	2,921,894
Kennedy-Wilson Holdings	669,008	4,549,254
Marcus & Millichap	280,829	8,624,259
St. Joe Company (The)	78,800	3,758,760
Tejon Ranch [1]	313,818	5,322,353
		45,909,511
Total (Cost $34,737,537)		46,010,461

UTILITIES — 0.2%
ELECTRIC UTILITIES - 0.2%
MGE Energy [2]	24,922	2,204,102
Otter Tail [2]	31,760	2,448,378
		4,652,480

GAS UTILITIES - 0.0%
Chesapeake Utilities	446	53,618
Total (Cost $4,716,383)		4,706,098

TOTAL COMMON STOCKS
(Cost $1,431,193,397)		1,931,186,080

INVESTMENT COMPANIES – 0.5%

MATERIALS — 0.5%
METALS & MINING - 0.5%
VanEck Junior Gold Miners ETF	148,758	10,054,554
Total (Cost $5,088,129)		10,054,554

INVESTMENTS AT VALUE
(Cost $1,436,281,526)		1,941,240,634

REPURCHASE AGREEMENT— 4.7%

Fixed Income Clearing Corporation, 3.75% dated 6/30/25, due 7/1/25, maturity value

$93,123,660 (collateralized by obligations of various U.S. Government Agencies,

3.375%-4.625% due 5/15/33-2/15/35, valued at $94,976,276)

(Cost $93,113,960)		93,113,960

TOTAL INVESTMENTS — 101.6%
(Cost $1,529,395,486)		2,034,354,594

LIABILITIES LESS CASH AND OTHER ASSETS — (1.6)%		(31,279,863)

NET ASSETS — 100.0%		$2,003,074,731

For the purposes of this report, “ADR” shall mean American Depository Receipt and “ETF” shall mean Exchange-Traded Fund.

†	New additions in 2025.

[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2025. Total market value of pledged securities as of June 30, 2025, was $78,679,137.

[3]	As of June 30, 2025, a portion of these securities, in the aggregate amount of $29,867,869, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,534,162,844. As of June 30, 2025, net unrealized appreciation for all securities was $500,191,750 consisting of aggregate gross unrealized appreciation of $631,763,812 and aggregate gross unrealized depreciation of $131,572,062. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 45

Royce Small-Cap Trust	June 30, 2025 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$1,941,240,634
Repurchase agreements (at cost and value)	93,113,960
Foreign currency (cost $127,327)	128,088
Receivable for investments sold	6,515,873
Receivable for dividends and interest	668,763
Prepaid expenses and other assets	535,622
Total Assets	2,042,202,940
LIABILITIES:
Revolving credit agreement	35,000,000
Payable to custodian for cash overdrawn	37,927
Payable for investments purchased	2,129,600
Payable for investment advisory fee	1,553,236
Payable for directors’ fees	48,268
Payable for interest expense	161,292
Accrued expenses	197,886
Total Liabilities	39,128,209
Net Assets	$2,003,074,731
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 119,627,855 shares outstanding (150,000,000 shares authorized)	$1,500,103,679
Total distributable earnings (loss)	572,659,718
Quarterly distributions	(69,688,666)
Net Assets (net asset value per share - $16.74)	$2,003,074,731
Investments at identified cost	$1,436,281,526

46 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$13,089,913
Foreign withholding tax	(577,058)
Interest	1,602,046
Rehypothecation income	2,343
Total income	14,117,244
EXPENSES:
Investment advisory fees	9,279,096
Interest expense	612,908
Administrative and office facilities	512,047
Stockholder reports	198,583
Custody and transfer agent fees	115,054
Directors’ fees	93,933
Professional fees	79,512
Other expenses	99,488
Total expenses	10,990,621
Net investment income (loss)	3,126,623
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	56,054,547
Foreign currency transactions	2,391
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(13,997,644)
Other assets and liabilities denominated in foreign currency	6
Net realized and unrealized gain (loss) on investments and foreign currency	42,059,300
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$45,185,923

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 47

Royce Small-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/25 (UNAUDITED)	YEAR ENDED 12/31/24
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,126,623	$(1,178,020)
Net realized gain (loss) on investments and foreign currency	56,056,938	165,720,740
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,997,638)	55,138,734
Net increase (decrease) in net assets from investment operations	45,185,923	219,681,454
DISTRIBUTIONS:
Total distributable earnings	(69,688,666)	(146,122,985)
Total distributions	(69,688,666)	(146,122,985)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	29,120,453	60,920,152
Total capital stock transactions	29,120,453	60,920,152
Net Increase (Decrease) In Net Assets	4,617,710	134,478,621
NET ASSETS:
Beginning of period	1,998,457,021	1,863,978,400
End of period	$2,003,074,731	$1,998,457,021

48 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2025 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$45,185,923
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(406,844,790)
Proceeds from sales and maturities of long-term investments	478,091,745
Net purchases, sales and maturities of short-term investments	(33,822,169)
Net (increase) decrease in dividends and interest receivable and other assets	231,122
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(224,934)
Net change in unrealized appreciation (depreciation) on investments	13,997,644
Net realized gain (loss) on investments	(56,054,547)
Net cash provided by operating activities	40,559,994
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $29,120,453)	(40,568,213)
Increase in payable to custodian for cash overdrawn and foreign currency	37,927
Net cash used for financing activities	(40,530,286)
INCREASE (DECREASE) IN CASH:	29,708
Cash and foreign currency at beginning of period	98,380
Cash and foreign currency at end of period	$128,088

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2025, the Fund paid $622,902 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Semiannual Report to Stockholders | 49

Royce Small-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS		YEARS ENDED
	ENDED 6/30/25
	(UNAUDITED)		12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net Asset Value, Beginning of Period	$16.99		$16.42	$14.60	$20.29	$18.52	$16.58
INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	[1]	0.00	(0.01)	0.06	0.04 [2]	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		1.91	2.96	(4.40)	3.46	3.02
Net increase (decrease) in net assets from investment operations	0.36		1.91	2.95	(4.34)	3.50	3.05
DISTRIBUTIONS:
Net investment income	(0.02)[3]		(0.14)	–	(0.12)	(0.02)	(0.09)
Net realized gain on investments and foreign currency	(0.57)[3]		(1.13)	(1.07)	(1.01)	(1.65)	(0.95)
Return of capital	–	[3]	–	–	(0.19)	–	–
Total distributions	(0.59)		(1.27)	(1.07)	(1.32)	(1.67)	(1.04)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)		(0.07)	(0.06)	(0.03)	(0.06)	(0.07)
Total capital stock transactions	(0.02)		(0.07)	(0.06)	(0.03)	(0.06)	(0.07)
Net Asset Value, End of Period	$16.74		$16.99	$16.42	$14.60	$20.29	$18.52
Market Value, End of Period	$15.05		$15.80	$14.56	$13.26	$19.59	$16.14
TOTAL RETURN:[4]
Net Asset Value	2.57%[5]		12.64%	21.71%	(21.29)%	19.97%	21.85%
Market Value	(0.84)%[5]		18.13%	18.83%	(25.96)%	32.91%	19.20%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[6]	0.97%[7]		1.04%	1.17%	0.74%	1.02%	1.15%
Other operating expenses	0.18%[7]		0.23%	0.24%	0.23%	0.13%	0.19%
Total expenses (net)	1.15%[7]		1.27%	1.41%	0.97%	1.15%	1.34%
Expenses excluding interest expense	1.09%[7]		1.15%	1.29%	0.86%	1.11%	1.26%
Expenses prior to balance credits	1.15%[7]		1.27%	1.41%	0.97%	1.15%	1.34%
Net investment income (loss)	0.33	%[1],[7]	(0.06)%	(0.11)%	0.39%	0.21%[2]	0.16%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$2,003,075		$1,998,457	$1,863,978	$1,605,179	$2,149,870	$1,888,606
Portfolio Turnover Rate	22%		40%	67%	60%	44%	36%
REVOLVING CREDIT AGREEMENT:
Asset coverage	5823%		5810%	5426%	4686%	3171%	2798%
Asset coverage per $1,000	$58,231		$58,099	$54,257	$46,862	$31,712	$27,980

[1]	A special distribution from E-L Financial resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.20%.

[2]	A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.

[3]	Amounts are subject to change and recharacterization at year end.

[4]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[5]	Not annualized

[6]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/25, and a 12-month basis for the years shown.

[7]	Annualized

50 | 2025 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Small-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2025 Semiannual Report to Stockholders | 51

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,930,041,216	$ 1,043,914	$100,950	$1,931,186,080
Investment Companies	10,054,554	-	-	10,054,554
Repurchase Agreement	-	93,113,960	-	93,113,960

Level 3 Reconciliation:

					NET CHANGE IN UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/24	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/25
Common Stocks	$163,200	$ –	$62,250	$0	$0	$ –	$100,950

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

52 | 2025 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the “Custodian”), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 2,004,159 and 4,114,483 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2025, and the year ended December 31, 2024, respectively.

2025 Semiannual Report to Stockholders | 53

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2025, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2025, the Fund had outstanding borrowings of $35,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

During the six months ended June 30, 2025, the Fund had an average daily loan balance of $22,044,199 at a weighted average borrowing cost of 5.53%. The maximum loan balance outstanding during the six months ended June 30, 2025, was $35,000,000. As of June 30, 2025, the aggregate value of rehypothecated securities was $29,867,869. During the six months ended June 30, 2025, the Fund earned $2,343 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

54 | 2025 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

For the six rolling 60-month periods ended June 2025, the Fund’s investment performance ranged from 1% below to 3% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $9,202,549 and a net upward adjustment of $76,547 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2025, the Fund expensed Royce investment advisory fees totaling $9,279,096.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $408,324,273 and $483,770,148, respectively.

Segment Reporting:

The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Segment Reporting Disclosures (the “Update”). The Update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce, in its capacity as investment manager, functions as the Chief Operating Decision Maker (CODM) for the Fund for purposes of the Update, evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2025 Semiannual Report to Stockholders | 55

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Global Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
12/8/23	Distribution $0.15		9.430	23	17,217	14,323
12/12/24	Distribution $0.47		10.671	65	19,252	16,447
6/30/25		$8,975		1,534	$21,829	$18,454
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Annual distribution total $0.74		8.648	1,413	182,188	160,785
2024	Annual distribution total $0.74		9.307	1,426	206,720	183,563
2025	Year-to-Date distribution total $0.37		8.661	813
6/30/25		$8,900		19,640	$207,398	$181,670
[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

56 | This page is not part of the 2025 Semiannual Report to Stockholders

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Small-Cap Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Annual distribution total $1.07		13.427	2,784	602,154	533,944
2024	Annual distribution total $1.27		14.815	3,247	678,224	630,720
2025	Year-to-Date distribution total $0.59		14.533	1,637
6/30/25		$53,211		41,556	$695,647	$625,418
[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Trust spin-off of $1.40 per share.

This page is not part of the 2025 Semiannual Report to Stockholders | 57

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2025.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2025. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

58 | This page is not part of the 2025 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, One Madison Avenue, New York, NY 10010

Christopher D. Clark, Director  1, President
Age: 60 | Number of Funds Overseen: 15 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 76 | Number of Funds Overseen: 15 | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 63 | Number of Funds Overseen: 15 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 62 | Number of Funds Overseen: 15 | Tenure: Since 2020

Non-Royce Directorships: Director of Alarm.com Holdings, Inc. (since May 2024)

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

G. Peter O’Brien, Director

Age: 79 | Number of Funds Overseen: 64 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 49 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Director

Age: 65 | Number of Funds Overseen: 15 | Tenure: Since 2023

Non-Royce Directorships: AuguStar Variable Insurance Products Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director
Age: 67 | Number of Funds Overseen: 15 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Investment Officer, National Christian Foundation (since April 2024); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co- manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 57 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 63 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 59 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 58 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 54 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest. com or by calling (800) 221-4268.

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Board Approval of Investment Advisory Agreements

At meetings held on June 17-18, 2025, the Board of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, of each of Royce Small-Cap Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory agreement between Royce & Associates, LP (“Royce”) and the relevant Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”). Such materials contained detailed investment advisory fee, expense ratio, and investment performance comparisons for each of the Funds with other funds in its Broadridge-assigned “peer group” and Morningstar “category,” information regarding the past performance of each Fund and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent legal counsel to the non-interested directors. Royce also provided each Board with an analysis of its profitability with respect to providing investment advisory services to the relevant Fund. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the relevant Fund. Each Board also took into account information furnished by Royce in response to various director questions regarding Royce operations and the Funds’ investment performance, fees, and expenses. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives, and other direct and indirect benefits Royce and its affiliates receive from their relationship with the relevant Fund. The Boards also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff. Each Board, in its deliberations, recognized that, for many of the relevant Fund’s stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and the relevant Fund. In considering factors relating to the approval of the continuation of the Agreement for each Fund, the non-interested directors had access to assistance and advice from, and had met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for the Funds was considered at the same Board meetings, the Boards considered the circumstances and interests of each Fund separately. Among other factors, the Boards noted that they considered the following:

The nature, extent, and quality of services provided by Royce

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuation of the Agreement for the relevant Fund: (i) Royce’s more than 50-year track record of consistently applying its value-based investment approaches; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on micro-, small-, and mid-cap value investing; (iv) the integrity and high ethical standards adhered to at Royce; (v) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vi) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent, particularly the effort and resources Royce had committed to acquiring such talent in recent years; (vii) Royce’s risk management and oversight processes, which seek to aid portfolio managers in evaluating risk metrics, factor exposures, and performance attributes and drivers for the Funds they manage; and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements encourage portfolio manager investment in each fund that they manage. Each Board reviewed the services that Royce provides to the relevant Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund and applicable legal and regulatory requirements. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between Royce and the relevant Fund. Each Board determined that the services to be provided to the relevant Fund by Royce would be the same as those that Royce previously provided to such Fund. The Boards also took into consideration the histories, reputations, and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board concluded that the investment advisory services provided by Royce to the relevant Fund compared favorably to services provided by Royce to other Royce client accounts, including other pooled investment vehicles, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for each Fund.

Investment performance of the Funds and Royce

The Board recognizes that performance patterns for the high active share, differentiated, and consistently applied smaller company investment strategies employed by the Funds: (i) will be cyclical; (ii) may, at times, be meaningfully different from those of the performance benchmarks and similar funds against which the Funds are often compared; and (iii) may include periods of underperformance relative to such benchmarks and similar funds. The Board continues to believe that risk-adjusted performance represents an appropriate measure of the relevant Fund’s investment performance. One measure of risk-adjusted performance historically used by the directors in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods.

The Russell 2000 Index and the Russell Micro-Cap Index rose 11.54% and 13.70%, respectively, during the calendar year ended December 31, 2024. Outside the United States, the MSCI ACWI ex-USA Small Cap Index (USD) gained 3.36% during 2024. Within the U.S. small-cap market, the Board noted that small-cap growth stocks fared better than small-cap value stocks during 2024, as they did in 2023, with the Russell 2000 Growth Index posting a return of 15.15%, compared to a gain of 8.05% for the Russell 2000 Value Index. Despite the solid absolute returns for the Russell 2000 Index and the Russell Micro-Cap Index in 2024, the Russell 1000 Index gained 24.51% during the period and outperformed its smaller-cap siblings.

It was also noted that a large portion of the post-2008 market period for Royce Small-Cap Trust, Inc. (“RVT”) and Royce Micro-Cap Trust, Inc. (“RMT”) and, with respect to Royce Global Trust, Inc. (“RGT”), a large portion of its existence, was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited

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Board Approval of Investment Advisory Agreements (continued)

partnerships, real estate investment trusts, and utilities) generally outperformed those companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds. Each Board noted that the relative risk-adjusted investment performance of the relevant Fund was adversely affected during periods in which the above-described market factors were prevalent.

The directors noted that RMT and RGT ranked in the 2nd Sharpe Ratio quartile within their respective Morningstar categories for three of the 1-, 3-, 5-, and 10-year periods ended December 31, 2024 (i.e., RMT: 2nd, 2nd, 2nd, and 3rd; and RGT: 2nd, 2nd, 3rd, and 2nd). The directors also noted that the Sharpe Ratio for RVT ranked in the 2nd, 3rd, 3rd, and 3rd Sharpe Ratio quartiles within its Morningstar category for the 1-, 3-, 5-, and 10-year periods, respectively, ended December 31, 2024.

In addition to the relative risk–adjusted performance of each Fund, the Boards also reviewed and considered each Fund’s absolute total returns and down-market performance and long-term performance records for periods exceeding ten years. (The RGT Board noted that RGT commenced operations on or about October 18, 2013, and only had 11 full calendar year of performance as of December 31, 2024.)

Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that Royce continues to be an appropriate investment adviser for the relevant Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. The directors also received information on how the fulcrum investment advisory fees for RMT and RVT affect Royce’s profitability with respect to those Funds. Each Board concluded that Royce’s profits with respect to the relevant Fund during the calendar year ended December 31, 2024, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is, in any event, difficult to measure and directly assess, each Board considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the relevant Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale.

The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as portfolios of large-cap stocks. The Boards noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for the relevant Fund is reasonable, that stockholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

Each Board reviewed the investment advisory fee paid by the relevant Fund and compared both the services to be rendered and the fees to be paid under the relevant Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in micro-, small -, and mid-cap stocks, as provided by Broadridge. With respect to RVT, its Board noted that although the Fund’s effective investment advisory fee rate ranked in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2024, the amount of investment advisory fees paid by the Fund to Royce was subject to a net upward adjustment in 2024 due to the Fund’s investment performance exceeding that of the S&P 600 SmallCap Index during the relevant trailing 60-month periods. With respect to RGT, its Board noted that noted that although the Fund’s effective investment advisory fee rate ranked in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2024, such fee was only four basis points higher than the median for such Broadridge-assigned peer group. With respect to RMT, its Board noted that noted that although the Fund’s effective investment advisory fee rate ranked in the 3rd (third most expensive) quartile within its Broadridge-assigned peer group for 2024, the amount of investment advisory fees paid by the Fund to Royce was subject to a net upward adjustment in 2024 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods. The RMT Board also noted that RMT’s effective investment advisory fee rate exceeded the median for its Broadridge-assigned peer group by 5 basis points, which equaled the amount of the net upward fee adjustment for 2024.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RVT to Royce was subject to a net upward adjustment in 2024 due to the Fund’s investment performance exceeding that of the S&P SmallCap 600 Index during the relevant trailing 60-month periods. The RVT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no investment advisory fee to be paid to Royce in periods during which RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600 SmallCap Index, an unmanaged index. Therefore, instead of receiving a set fee regardless of its performance, Royce is penalized for poor performance. The RVT Board noted that the Fund’s net annual operating expense ratio of 1.27%, which includes interest expense for amounts borrowed for investment purposes and the net upward adjustment in the amount of investment advisory fees paid by RVT to Royce, placed in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2024, 38 basis points higher than the median for such peer group. Excluding such interest expense and the net upward adjustment in the amount of investment advisory fees paid by RVT to Royce, RVT’s net annual operating expense ratio for 2024 would have been 1.11%, 22 basis points higher than its peer group median.

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Board Approval of Investment Advisory Agreements (continued)

In the case of RMT, its Board noted that it had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RMT to Royce was subject to a net upward adjustment in 2024 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods. The RMT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RMT for the benefit of its long-term common stockholders. The RMT Board noted that the Fund’s net annual operating expense ratio of 1.22%, which includes interest expense for amounts borrowed for investment purposes and the net upward adjustment in the amount of investment advisory fees paid by RMT to Royce, placed in the 2nd (second least expensive) quartile within its Broadridge-assigned peer group for 2024, two basis points lower than the median for such peer group. Excluding such interest expense and the net upward adjustment in the amount of investment advisory fees paid by RMT to Royce, RMT’s net annual operating expense ratio for 2024 would have been 1.14%, 10 basis points lower than its peer group median.

Finally, in the case of RGT, its Board noted that the Fund’s net annual operating expense ratio of 1.71%, which includes interest expense for amounts borrowed for investment purposes and the effect of certain fees and expenses relating to litigation involving RGT that were paid but not reimbursed in 2024, placed in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2024, 59 basis points higher than the median of such peer group. Excluding such interest expense and the effect of such paid but unreimbursed litigation-related fees and expenses, RGT’s net annual operating expense ratio for 2024 would have been 1.38%, 26 basis points higher than the median for its Broadridge-assigned peer group. The RGT Board further noted that the completion of a tender offer in December 2020 substantially reduced the amount of net assets over which Fund expenses could be spread, which has resulted in increased net annual operating expense ratios since such time.

The Boards also noted that Royce manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active shares for RVT, RGT, and RMT were 79%, 98%, and 96%, respectively, for the calendar year ended December 31, 2024.

The Boards also considered investment advisory fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT, compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the Boards. Rather, after weighing all of the considerations and conclusions discussed above, the entirety of each Board, including all the non-interested directors, determined to approve the continuation of the existing Agreement for each Fund, concluding that continuation of the Agreement for each Fund is in the best interest of the stockholders of the relevant Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2025, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2025 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CBOE S&P 500 Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is the square root of the risk-neutral expectation of the S&P 500 variance over the next 30 calendar days, and is quoted as an annualized standard deviation. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2025 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/ or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

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Notes to Performance and Other Important Information (continued)

Royce Small-Cap Trust, Inc. (“RVT”). RVT normally invests at least 80% of its assets in the equity securities of small-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends or events, governmental or central bank actions and/or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. Armed conflicts in Europe and the Middle East, as well as any banking industry instability, may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of June 30, 2025, RGT invested a significant portion of its assets in companies from the Industrials and Financials sectors, RMT invested a significant portion of its assets in companies from the Information Technology and Industrials sectors, and RVT invested a significant portion of its assets in companies from the Industrials and Financials sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies from the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es). Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may impact a portfolio company’s cash flows, balance sheet, reputation, and/or enterprise value. Each investment strategy used in connection with the Funds has its own customized ESG due diligence framework that focuses on the ESG factors Royce investment staff members believe to be most material to their

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Notes to Performance and Other Important Information (continued)

respective investment processes. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors. and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/ or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

Investments in cash and cash equivalents and securities lending activities in connection with the Funds are not assessed by Royce for ESG factors.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2025. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2024, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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ROYCE Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 18 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds

(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

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•	Information about our firm, strategies, and Funds
•	Fund Materials

(800) 337-6923

CE-REP-0625

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies. Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. This information is disclosed as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities of the Registrant by any affiliated Purchasers during the period of January 1, 2025 – June 30, 2025. The Registrant did not effectuate any repurchase plans or programs during the period.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 16. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. The Fund is party to a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Limited (“BNPPI”). The Credit Agreement permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities. For more information, see “Borrowings” in the Notes to the Fund’s Financial Statements.

Item 18. Recovery of Erroneously Awarded Compensation. Not Applicable.

Item 19. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Not applicable to this semi-annual report.

(a)(3)(a) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)(b) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL TRUST, INC.

BY:	/s/Christopher D. Clark

Christopher D. Clark

President

Date: August 12, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL TRUST, INC.		ROYCE GLOBAL TRUST, INC.

BY:	/s/Christopher D. Clark	BY:	/s/Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 12, 2025		Date: August 12, 2025